THE SARATOGA ADVANTAGE TRUST

STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 30, 2004

Income Portfolios:	Equity Portfolios:
U.S. Government Money Market Portfolio Investment Quality Bond Portfolio Municipal Bond Portfolio

Large Capitalization Value Portfolio
Large Capitalization Growth Portfolio
Mid Capitalization Portfolio
Small Capitalization Portfolio
International Equity Portfolio
Health & Biotechnology Portfolio
Technology & Communications Portfolio
Financial Services Portfolio
Energy & Basic Materials Portfolio

(each a "Portfolio" and collectively the "Portfolios")

     This STATEMENT OF ADDITIONAL INFORMATION is not a PROSPECTUS. Investors should understand that this STATEMENT OF ADDITIONAL INFORMATION should be read in conjunction with the Trust's Class I PROSPECTUS, Class A PROSPECTUS, Class B PROSPECTUS, or Class C PROSPECTUS, each dated January 30, 2004.  A copy of each PROSPECTUS may be obtained by written request to Saratoga Capital Management, LLC at the address or phone listed below.

     Saratoga Capital Management, LLC 1101 Stewart Avenue, Suite 207 Garden City, New York, 11530-4808, 800-807-FUND (800-807-3863).

FUND HISTORY	PAGE 3
INVESTMENT OF THE TRUST'S ASSETS	3
INVESTMENT RESTRICTIONS	22
PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE PORTFOLIOS	25
TRUSTEES AND OFFICERS	30
MANAGEMENT AND OTHER SERVICES	35
DETERMINATION OF NET ASSET VALUE	45
PORTFOLIO YIELD AND TOTAL RETURN INFORMATION	49
CERTAIN TAX CONSIDERATIONS	59
ADDITIONAL INFORMATION	65
FINANCIAL STATEMENTS	70
APPENDIX A – RATINGS	71
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	77

Notice of Privacy Policy for the Saratoga Advantage Trust

     The Saratoga Advantage Trust ("Saratoga") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as Saratoga's transfer agent, or printers and mailers that assist us in distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

FUND HISTORY

     The Trust was organized as an unincorporated business trust under the laws of Delaware on April 8, 1994 and is a trust fund commonly known as a "business trust." The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, and the Energy & Basic Materials Portfolio are non-diversified funds within the meaning of the 1940 Act. The remainder of the Portfolios are diversified funds within the meaning of the 1940 Act.

INVESTMENT OF THE TRUST'S ASSETS

     The investment objective and policies of each Portfolio are described in each PROSPECTUS. A further description of each Portfolio's investments and investment methods appears below.

     ADJUSTABLE RATE SECURITIES. Certain Portfolios may invest in adjustable rate securities (i.e., variable rate and floating rate instruments) which are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

     Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days.

     Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

     BELOW INVESTMENT-GRADE DEBT SECURITIES. Certain of the Portfolios may invest in debt securities that are rated below "investment grade" by Standard and Poor's Corporation ("S&P"), Moody's Investors Services, Inc. ("Moody's") or Fitch Municipal Division ("Fitch") or, if unrated, are deemed by the investment advisers to be of comparable quality. Securities rated less than Baa by Moody's or BBB by S&P are classified as below investment grade securities and are commonly referred to as "junk bonds" or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody's, respectively, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P's and Moody's descriptions of their bond ratings are contained in the Appendix to this SAI.

     Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Advisers continuously monitor the issuers of high yield bonds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Portfolio's investment objective may be more dependent on the Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. A Portfolio may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features which would permit an issuer to call or repurchase the security from a Portfolio. In addition, a Portfolio may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio's holdings. A Portfolio may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

     In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Portfolios may invest, include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions and (iii) the likely adverse impact of a major economic recession. A Portfolio may also incur additional expenses to the extent the Portfolio is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Portfolio may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Adviser attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Portfolio and consider their ability to assume the investment risks involved before making an investment. Certain Portfolios may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. The Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

     CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. The Portfolios may invest in certificates of deposit and bankers' acceptances which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     COLLATERALIZED MORTGAGE OBLIGATIONS. Certain Portfolios may invest in collateralized mortgage obligations which are secured by groups of individual mortgages but is similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

     COMMERCIAL PAPER. The Portfolios may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

     INFORMATION ON TIME DEPOSITS AND VARIABLE RATE NOTES. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% (10% with respect to the U.S. Government Money Market Portfolio) limit on illiquid investments set forth in the Prospectus for each Portfolio.

     The commercial paper obligations which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Portfolio as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, a Portfolio's Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. A Portfolio will not invest more than 5% of its total assets in variable rate notes. Variable rate notes are subject to the Portfolio's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

     CONVERTIBLE SECURITIES. As specified in the Prospectus, certain of the Portfolios may invest in fixed-income securities which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolios at varying price levels above their investment values and/or their conversion values in keeping with the Portfolios' objectives.

     ILLIQUID OR RESTRICTED SECURITIES. The Portfolios may invest in illiquid or restricted securities in accordance with the investment restrictions noted below (See "Investment Restrictions"). Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

     Notwithstanding the above, each Portfolio may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 15% (10% with respect to the U.S. Government Money Market Portfolio) of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% (10% with respect to the U.S. Government Money Market Portfolio) of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     INSURED BANK OBLIGATIONS. The Portfolios may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. A Portfolio may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 15% (10% with respect to the U.S. Government Money Market Portfolio) limit for illiquid investments set forth in the Prospectus unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

     LENDING PORTFOLIO SECURITIES. To generate income for the purpose of helping to meet its operating expenses, each Portfolio other than the U.S. Government Money Market Portfolio may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of a Portfolio's assets taken at value. A Portfolio's loans of securities will be collateralized by cash, letters or credit or U.S. government securities.  The cash or instruments collateralizing a Portfolio's loans of securities will be maintained at all times in a segregated account with the Portfolio's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Portfolio is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss off rights in the collateral should the borrower fail financially. The Trust's custodian bank arranges for each Portfolio's securities loans and manages collateral received in connection with these loans.

     WHEN-ISSUED SECURITIES. All Portfolios may take advantage of offerings of eligible portfolio securities on a "when-issued" basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. government securities takes place within ten days. A Portfolio only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If a Portfolio chooses to dispose of the right to acquire a when-issued security (prior to its acquisition), it could, as with the disposition of any other Portfolio obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the net assets of a Portfolio would be so committed.

     HEDGING. Certain Portfolios may use certain hedging instruments. To engage in short hedging, a Portfolio would: (i) sell financial futures; (ii) purchase puts on such futures or on individual securities held by it ("Portfolio securities") or securities indexes; or (iii) write calls on Portfolio securities or on financial futures or securities indexes. To engage in long hedging, a Portfolio would: (i) purchase financial futures, or (ii) purchase calls or write puts on such futures or on Portfolio securities or securities indexes.

     Additional information about the Hedging Instruments a Portfolio may use is provided below.

     FINANCIAL FUTURES. No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, a Portfolio will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with a Portfolio's custodian bank in an account registered in the futures commission merchant's name; however the futures commission merchant can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if the Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although financial futures by their terms call for the actual delivery or acquisition of the specified debt security, in most cases the obligation is fulfilled by closing the position. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

     A Portfolio may elect to close some or all of its futures positions at any time prior to their expiration. The Portfolio might do so to reduce exposure represented by long futures positions or short futures positions. The Portfolio may close its positions by taking opposite positions which would operate to terminate its position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolio would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     ADDITIONAL INFORMATION ON PUTS AND CALLS. When a Portfolio writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any possible profit from an increase in market price over the exercise price. A Portfolio may, in the case of listed options, purchase calls in "closing purchase transactions" to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. Sixty percent of any such profits are considered long-term gains and forty percent are considered short-term gains for tax purposes. If, due to a lack of a market, a Portfolio could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. A Portfolio's Custodian, or a securities depository acting for the Custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC") in connection with listed calls, as to the securities on which the Portfolio has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Portfolio's entering into a closing purchase transaction.

     When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for OTC options) at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to purchase the underlying investment.

     With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transaction dealer, without the intermediation of a third party such as the OCC. If a transacting dealer fails to make delivery on the U.S. Government securities underlying an option it has written, in accordance with the terms of that option as written a Portfolio could lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolios will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. In the event that any OTC option transaction is not subject to a forward price at which the Portfolio has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the Portfolio assets used to "cover" the OTC option will be considered "illiquid securities" and will be subject to the 15% limit on illiquid securities. The "formula" on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the Portfolio for writing the option plus the amount, if any, of the option's intrinsic value, i.e., current market value of the underlying securities minus the option's strike price.

     A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for OTC options). The investment characteristics of writing a put a covered by segregated liquid assets equal to the exercise price of the put are similar to those of writing a covered call.  The premium paid on a put written a Portfolio represents a profit, as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Portfolio (as writer) realizes a gain in the amount of the premium. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options, to secure its obligation to pay for the underlying security, a Portfolio will maintain in a segregated account at its Custodian liquid assets with a value equal to at least the exercise price of the option. As a result, the Portfolio forgoes the opportunity of trading the segregated assets or writing calls against those assets. As long as the Portfolio's obligation as a put writer continues, the Portfolio may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Portfolio to purchase the underlying security at the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the Portfolio of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

     When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is a listed option (or on a certain date if it is an OTC option). Buying a put on securities or futures held by it permits a Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the Portfolio could exercise, or sell the put option at a profit that would offset some or all of its loss on the Portfolio securities. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put is not exercised, the put will become worthless at its expiration date and the purchasing Portfolio will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit). Purchasing a put on futures or securities not held by it permits a Portfolio to protect its Portfolio securities against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of the securities in the Portfolio's portfolio.

     An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a Portfolio may cause the Portfolio to sell from its Portfolio securities to cover the call, thus increasing its turnover rate in a manner beyond the Portfolio's control. The exercise of puts on securities or futures will increase portfolio turnover. Although such exercise is within the Portfolio's control, holding a put might cause a Portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission every time it purchases or sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.

     The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. A Portfolio may treat the cover used for written OTC options as liquid if the dealer agrees that the Portfolio may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Portfolio will treat dealer options as subject to the Portfolio's limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instrument accordingly.

     REGULATORY ASPECTS OF HEDGING INSTRUMENTS. Transactions in options by a Portfolio are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the  same or on different exchanges, or are held in one or more accounts, or through one or more different exchanges, or through one, or more brokers. Thus, the number of options which a Portfolio may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Portfolio's Adviser, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

     Due to requirements under the 1940 Act when a Portfolio sells a future, it will segregate on its books, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of such future, less the margin deposit applicable to it.

     The Commodity Futures Trading Commission ("CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator.  In connection with their management of the Fund, the Investment Manager and the Advisers who trade in futures have claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, are not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which the Trust and each Portfolio may engage in non-hedging transactions involving futures and options thereon except as set forth herein.  There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks with respect to futures and options discussed in the Prospectus and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Portfolio's securities. The ordinary spreads between prices in the cash and future markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

     When a Portfolio uses appropriate Hedging Instruments to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the Portfolio then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction In the price of the securities purchased.

     Transactions in Hedging Instruments may also result in certain Federal income tax consequences described below under the heading "Certain Tax Considerations."

     EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

     There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. A Portfolio's interest and dividends from foreign issuers maybe subject to non-U.S. withholding taxes, thereby reducing the Portfolio's net investment income.

     Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute "derivatives" transactions.

     Some Portfolios may invest in issuers domiciled in "emerging markets," those countries determined by the Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction. Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

     Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (ADRs), as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

     TYPE OF SECURITIES IN WHICH THE INTERNATIONAL EQUITY PORTFOLIO MAY INVEST.

  As discussed in the Prospectus, the International Equity Portfolio seeks to achieve its investment objectives through investment primarily in equity securities. It is expected that the Portfolio will invest principally in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") although it also may invest directly in equity securities. Generally, ADRs and GDRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are deigned for use in the European securities markets. Issuers of the stock of ADRs not sponsored by such underlying issuers are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. The Portfolio also may purchase shares of investment companies or trusts which invest principally in securities in which the Portfolio is authorized to invest. The return on the Portfolio's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Portfolio's investment in an investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company assets. The Portfolio will not invest in any investment company of trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Under the 1940 Act, the Portfolio may not invest more than 10% of its assets in investment companies or more than 5% of its total assets in the securities of any one investment company, nor may it own more than 3% of the outstanding voting securities of any such company. To the extent the Portfolio invests in securities in bearer form it may be more difficult to recover securities in the event such securities are lost or stolen.

     FOREIGN CURRENCY TRANSACTIONS. When a Portfolio agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or entitled to receive a specified amount of foreign currency and will then generally convert dollars to that currency in the case of a purchase or that currency to dollars in the case of a sale. The Portfolios will conduct their foreign currency exchange transactions either on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency contracts ("forward contracts") to purchase or sell foreign currencies. A Portfolio may enter into forward contracts in order to lock in the U.S. dollar amount it must pay or expects to receive for a security it has agreed to buy or sell. A Portfolio may also enter into forward currency contracts with respect to the Portfolio's portfolio positions when it believes that a particular currency may change unfavorably compared to the U.S. dollar. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     A Portfolio will segregate on its books, U.S. government securities or debt securities in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of any such contract in such account. If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same settlement date, the same amount of foreign currency.

     The Portfolios may effect currency hedging transactions in foreign currency futures contacts, exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange for a future point in time. Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

     Although each Portfolio value its assets in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

     The transactions described in this section may also give risk to certain Federal income tax consequences described below under the heading "Certain Tax Considerations."

     ADDITIONAL RISKS. Securities in which the Portfolios may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and shareholders, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both or imposing other constraints upon enforcement of such obligations.

     RATINGS OF CORPORATE AND MUNICIPAL DEBT OBLIGATIONS. Moody's, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations, including issues of corporate and municipal securities. A description of the range of ratings assigned to corporate and municipal securities by Moody's, S&P and Fitch is included in Appendix A to this Statement of Additional Information. The Investment Quality Bond Portfolio and the Municipal Bond Portfolio may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent Moody's, S&P's and Fitch's opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and ratings may have different market prices. Subsequent to its purchase by the Investment Quality Bond Portfolio or the Municipal Bond Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Advisers to the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will consider such an event in determining whether the Portfolio should continue to hold the obligation but will dispose of such securities in order to limit the holdings of debt securities rated below investment grade to less than 5% of the assets of the respective Portfolio.

     Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax (and also, when available, from the federal alternative minimum tax) are rendered by bond counsel to the issuing authorities at the time of issuance. Neither the Municipal Bond Portfolio nor the Portfolio's Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions. An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of an interest on their municipal securities may be materially adversely affected.

     MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Government National Mortgage Association ("Ginnie Mae") are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

     Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the United States) include Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Association ("Freddie Mac"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States.  Fannie Mae does have the right to borrow from the U.S. Treasury to meet its obligations.

     Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States.  Freddie Mac does have the right to borrow from the U.S. Treasury to meet its obligations.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Portfolios do not purchase interests in pools created by such non-governmental issuers.

     RESETS. The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which a Portfolio may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

     CAPS AND FLOORS. The underlying mortgages which collateralize the ARMs in which a Portfolio invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:

      (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Portfolio invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Portfolio invests to be shorter than the maturities stated in the underlying mortgages.

     MUNICIPAL NOTES. For liquidity purposes, pending investment in municipal bonds, or on a temporary or defensive basis due to market conditions, the Municipal Bond Portfolio may invest in tax- exempt short-term debt obligations (maturing in one year or less). These obligations, known as "municipal notes," include tax, revenue and bond anticipation notes, construction loan notes and tax-exempt commercial paper which are issued to obtain funds for various public purposes; the interest from these Notes is also exempt from federal income taxes. The Municipal Bond Portfolio will limit its investments in municipal notes to those which are rated, at the time of purchase, within the two highest grades assigned by Moody's or the two highest grades assigned by S&P or Fitch, or if unrated, which are of comparable quality in the opinion of the Adviser.

     MUNICIPAL BONDS. Municipal bonds include debt obligations of a state, a territory, or a possession of the United States, or any political subdivision thereof (e.g., countries, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities. In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide Privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer's bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state.

     The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the collateral security of municipal bonds, both within and between the two principal classifications described above.

     REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements.  A repurchase agreement is an instrument under which the investor (such as a Portfolio) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Portfolio will enter into repurchase agreements only where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Portfolio's custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Portfolio for a duration of more than seven days if, as a result, more than 15% (10% with respect to the U.S. Government Money Market Portfolio) of the net asset value of the Portfolio would be invested in such agreements or other securities, which are not readily marketable.

     The Portfolio will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Portfolio could incur costs in connection with the disposition of the collateral if the seller were to default. A Portfolio will enter into repurchase agreements only with sellers deemed to be creditworthy by the Portfolio's Adviser or the Board of Trustees, or pursuant to guidelines established by the Board of Trustees of the Trust and only when the economic benefit to the Portfolio is believed to justify the attendant risks. The Portfolios have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Trust believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Portfolios may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

     SHORT SALES. Certain of the Portfolios may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

     When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time the Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Portfolio does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

     UNREGISTERED SECURITIES. The Portfolios each may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Portfolio's Adviser, acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in each of the Portfolios during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The Board will carefully monitor any investments by each of the Portfolios in these securities.

INVESTMENT RESTRICTIONS

     The following policies and limitations supplement those set forth in the Prospectuses. For purposes of the following restrictions and those contained in the prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment policies and limitations.

     A Portfolio's fundamental investment policies and limitations may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Portfolio. As used in this Statement of Additional Information, the term "majority of the outstanding voting securities" means the lesser of (1) 67% of the shares of a Portfolio present at a meeting where the holders of more than 50% of the outstanding shares of a Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Portfolio. Shares of each Portfolio will be voted separately on matters affecting only that Portfolio, including approval of changes in the fundamental investment policies of that Portfolio.

     The investment objective of each Portfolio, in addition to the investment restrictions listed below, are fundamental and may not be changed without shareholder approval. All other investment policies and restrictions that are not identified as fundamental may be changed with Board approval and do not require a shareholder vote.

FUNDAMENTAL INVESTMENT RESTRICTIONS

     A Portfolio may not:

     1. With respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer, except obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities, if, as a result, more than 5% of the value of the Portfolio's total assets would be invested in the securities of any one issuer. This restriction does NOT apply to the non-diversified Portfolios, which include the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, and the Energy & Basic Materials Portfolio;

     2. With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer. This restriction does NOT apply to the non-diversified Portfolios, which include the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, and the Energy & Basic Materials Portfolio;

     3. Invest 25% or more of its total assets in securities of issuers in any one industry except that:

      (i) the Health & Biotechnology Portfolio will invest at least 25% of its total assets in securities of healthcare and biotechnology companies;

      (ii) the Technology & Communications Portfolio will invest at least 25% of its total assets in securities of technology and communications companies;

      (iii) the Financial Services Fund will invest at least 25% of its assets in securities of financial services companies as well as related services and technology companies; and

      (iv) the Energy & Basic Materials Fund will invest at least 25% of its total assets in securities of companies involved in the exploration, development, production or distribution of oil, natural gas, coal and uranium, basic materials such as metals, minerals, chemicals, water, forest products, precious metals, and other related industries;

     4. Borrow money, except from a bank in an aggregate amount not exceeding one third of the Portfolio's total assets to meet redemptions and for other temporary or emergency purposes not involving leveraging. A Portfolio may not purchase securities while borrowings exceed 5% of the value of its total assets, except that this restriction is non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio;

     5. Invest in physical commodities or physical commodity contracts or speculate in financial commodity contracts, but all Portfolios are authorized to purchase and sell financial futures contracts and options on such futures contracts exclusively for hedging and other non-speculative purposes to the extent specified in the Prospectus;

     6. Invest in real estate or real estate limited partnerships (direct participation programs), except that each Portfolio may (as appropriate and consistent with its investment objectives and policies) purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein;

     7. Underwrite securities of other companies except to the extent that the Portfolio may be deemed to be an underwriter under the 1933 Act in disposing of a security;

     8. Purchase warrants if as a result the Portfolio would then have either more than 5% of its total assets (determined at the time of investment) invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or American Stock Exchanges, except that this limitation is non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio;

     9. Pledge its assets or assign or otherwise encumber its assets in excess of 33 1/3% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the Prospectus, except that this limitation is considered non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio;

     10. Issue senior securities, except to the extent permitted by the 1940 Act, which may include, but is not limited to: (i) entering into a repurchase agreement; (ii) borrowing money in accordance with restrictions described above; or (iii) lending Portfolio securities; or

     11. Make loans to any person or individual except that Portfolio securities may be loaned by all Portfolios within the limitations set forth in the Prospectus.

The following are also fundamental investment restrictions:

     Each Portfolio may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Portfolio's Adviser, acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in each of the Portfolios during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and it is not possible to predict how this market will develop. The Board will carefully monitor any investments by each of the Portfolios in these securities.

NON-FUNDAMENTAL POLICIES

     The following policies may be changed by the Board of Trustees without shareholder approval. A Portfolio will not invest more than 15% (10% with respect to the U.S. Government Money Market Portfolio) of the value of its net assets in securities that are illiquid, including certain government stripped mortgage related securities, repurchase agreements maturing in more than seven days and that cannot be liquidated prior to maturity and securities that are illiquid by virtue of the absence of a readily available market. Securities that have legal or contractual restrictions on resale but have a readily available market are deemed not illiquid for this purpose. In addition, each portfolio cannot: (a) purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of Portfolio securities) or make short sales of securities except "against the box" (collateral arrangements in connection with transactions in futures and options are not deemed to be margin transactions); (b) invest for the purpose of exercising control or management of another company.

     The 80% investment restriction noted in the Prospectus of certain Portfolios is also non-fundamental, but requires 60 days' prior written notice to shareholders before it can be changed. However, the 80% investment policy of the Municipal Bond Portfolio is fundamental and may not be changed without shareholder approval.

PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE PORTFOLIOS

To the knowledge of Trust, the following were beneficial owners of more than 5% of the outstanding shares of any class of each Portfolio of the Trust as of January 15, 2004.     Those persons who own beneficially, either directly or through one or more controlled companies, 25% or more of the voting securities of the Funds are deemed to be control persons ("Control Persons").

Title of Fund/Class	Name and Address	Number of Shares owned of Record	Number of Shares owned Beneficially	Percentage Held of Record
Mid Capitalization Portfolio – Class A	Caterpillar Investment Management 411 Hamilton Blvd Suite 1200 Peoria, IL 61614		1,812,643	78.03%
Financial Services Portfolio – Class A	Painewebber FBO PO Box 5099 Caguas, PR 00726-5099 UBS Financial Services Inc. FBO 9601 Southbrook Drive 308 East Jacksonville, FL 32256		11,253 10,437	8.91% 8.26%
U.S. Government Money Market Portfolio – Class B

Painewebber FBO

412 E. Schantz Ave.

Dayton, OH 45409-2330

Colleen M. Olson

PO Box 322

Downy, ID 83234-0322

Shelly Unser

6 Camino De Las Brisas

Corales, NM 87048

First Clearing Corp.

10700 Wheat First Drive

Glen Allen, VA 23060

First Clearing Corp.

10700 Wheat First Drive

Glen Allen, VA 23060

		10,913 37,525	14,407 42,167 14,924	7.95% 6.02% 20.70% 23.26% 8.23%
Municipal Bond Portfolio – Class B	National Financial 200 Liberty Street New York, NY 10281		1,366	98.97%
International Equity Portfolio – Class B

Richard C. Dielensnyder

896 W Hill Road

West Berlin, VT 05663

Colleen M. Olson

PO Box 322

Downey, ID 83234

National Financial

200 Liberty Street

New York, NY 10281

Fahnestock & Company Inc.

FBO

5098 Howell Road

Otter Lake, MI 48464

Brenda F Melton

8060 Berry Patch Drive

Anchorage, AK 99502

		780 581 1,240	740 397	12.26% 9.12% 11.62% 6.23% 19.48%
Large Capitalization Growth – Class B

Fahnestock & Company Inc.

44160 Riverview Ridge

Clinton Township, MI 48038

DLJ

PO Box 2052

Jersey City, NJ 07303

Colleen M. Olson

PO Box 322

Downey, ID 83234

Shelly Unser

6 Camino De Las Brisas

Corales, NM 87048

National Financial

200 Liberty Street

New York, NY 10281

Brenda F. Melton

8060 Berry Patch Drive

Anchorage, AK 99502

		1,846 5,200 2,221	1,221 1,443 1,227	5.22% 6.17% 7.90% 22.24% 5.25% 9.50%
Small Capitalization Portfolio – Class B

Richard C Dielesnsyder

896 W Hill Road

West Berlin, VT 05663

Shelley Unser

6 Camino De Las Brisas

Corales, NM 87048

Scott & Stringfellow

909 East Main Street

Richmond, VA 23219

Scott & Stringfellow

909 East Main Street

Richmond, VA 23219

Ameritrade Inc.

PO Box 2226

Omaha, NE 68103

		1,275 1,869	3,385 2,077 1,325	5.60% 8.21% 14.86% 9.12% 5.82%
Investment Quality Bond Portfolio – Class B

National Financial

200 Liberty Street

New York, NY 10281

Colleen M. Olson

PO Box 322

Downey, ID 83234

Shelly Unser

6 Camino De Las Brias

Corales, NM 87048

DLJ

PO Box 2052

Jersey City, NJ 07303

Muir & Co.

PO Box 2479

San Antonio, TX 78298

LPL

PO Box 509026

San Diego, CA 92150

First Clearing Corp.

10700 Wheat First Drive

Glen Allen, VA 23060

		719 3,917	1,624 881 1,941 1,450 693	12.74% 5.64% 30.73% 6.91% 15.23% 11.38% 5.44%
U.S. Government Money Market Portfolio – Class C	Adelle Getman A-26 Assisted Living Meadow Lakes Hightstown, NJ 08520 Horizon Dental 880 Carillon Pkwy St Petersburg, FL 33716 Stanley Prowler 193 E 63rd Street New York, NY 10021 Raymond James & Associates Inc. 880 Carillon Pkwy St Petersburg, FL 33716	50,230 51,811 87,639	94,156	5.84% 6.02% 10.18% 10.94%
Municipal Bond Portfolio – Class C

Jeanette Barbararsch

226-17 Hillside Ave

Queens Village, NY 11427

Ellen Marks

4734 Lucerne Lakes Blvd

Lake Worth, FL 33467

Anthony Spafora

1954 East 34th Street

Brooklyn, NY 11234

Elizabeth G Engelbrecht

530 S Cherry Street

Paxton, IL 60957

		4,837 13,415 3,555 2,176		15.43% 42.80% 11.34% 6.94%
Energy & Basic Materials Portfolio – Class C	Hanes & Schultz FBO 167 Pewter Lane Monument, CO 80132 David A Bruening Harleysville, PA 19438 Raymond G. Cowden PO Box 913 Tehachapi, CA 93581 Joseph T Zarcone 124 Bay 43 Street Brooklyn, NY 11214	362 349 246 1,185		12.77% 12.29% 8.66% 41.77%
Small Capitalization Portfolio – Class C	Ameritrade PO Box 2226 Omaha, NE 68103		6,625	7.42%
Financial Services Portfolio – Class C

UBS Financial Services

7619 Woodlawn Ave

Melrose Park, PA 19027

Joseph T Zarcone

124 Bay 43 Street

Brooklyn, NY 11214

Doug Moore

10665 Preston Way

Powell, OH 43065

LPL

PO Box 509026

San Diego, CA 92150

		1,508 2,193	9,274 4,086	37.00% 6.02% 8.75% 16.30%
Mid Capitalization Portfolio – Class C	First Clearing Corp. 10700 Wheat First Drive Glen Allen, VA 23060 Painewebber PO Box 5099 Caguas, PR 00726		14,312 4,263	19.94% 5.94%
Health & Biotechnology Portfolio – Class I	William Moore 6 Hickory TRL Sparta, NJ 07871 Ernst W Johnson 5533 W Whispering Wind Drive Glendale, AZ 85310 Samuel J Cammarano 8346 Candleberry Circle Orange, CA 92869	4,884 2,630 3,395		12.44% 6.70% 8.65%
Technology & Communications Portfolio – Class I	William Moore 6 Hickory Trl Sparta, NJ 07871 Ernst W. Johnson 5533 W Whispering Wind Drive Glendale, AZ 85310 Morgan Keegan & Company, Inc. 150 Great Neck Road Great Neck, NY 11201	4,424 7,264	28,450	5.30% 8.71% 34.10%
Financial Services Portfolio – Class I	Harris Bretall Sullivan & Smith 1 Samsome Street Suite 3300 San Francisco, CA 94104		8,198	26.27%
Energy & Basic Materials Portfolio – Class I	Ernst W Johnson 5533 W Whispering Wind Drive Glendale, AZ 85310	2,141		6.04%
US Government Money Market Portfolio – Class I	Bear Stearns Securities 1 Metrotech Center North Brooklyn, NY 11201		2,000,165	7.86%

TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are set forth in the table below. Bruce E. Ventimiglia, Stephen Ventimiglia, Richard E. Stierwalt and Mark Marrone are "interested persons" of the Trust (as that term is defined in the 1940 Act) by virtue of their positions as officers and directors of Saratoga. All information is as of August 31, 2003, the Trust's fiscal year-end.

Name, Age and Address	Position(s) Held with Trust	Term / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES:
Bruce E. Ventimiglia, 48 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	President, CEO, and Chairman of the Board of Trustees *	Since 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	12	None
Richard E. Stierwalt, 49 Metro Center, 1 Station Place, Suite 30 Stamford, CT 06902	Trustee	Since 2003	President, Chief Executive Officer and Director, Orbitex Financial Services Group, Inc. (1998- 2003); Trustee, Orbitex Life Sciences & Biotechnology Fund, Inc. (2000-2003); Trustee, Orbitex Group of Funds (1998-2003)	12	None

Name, Age and Address	Position(s) Held with Trust	Term / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES:
Patrick H. McCollough, 61 101 S. Washington Square, 9th Floor Lansing, MI 48933	Trustee	Since 1994	Partner with the law firm of Kelly Cawthorne	12	None
Udo Koopmann, 62 11500 Governor’s Drive Chapel Hill, NC 27514	Trustee	Since 1997	Retired	12	None
Floyd E. Seal, 54 7565 Industrial Court Alpharetta, GA 30004	Trustee	Since 1997	Chief Executive Officer and 50% owner of Tarahill, Inc., d.b.a. Pet Goods Manufacturing & Imports, Alpharetta, GA; Partner of S&W Management, Gwinnet, GA	12	None
William B. Blundin, 66 138 East 65th Street New York, NY 10021	Trustee	Since 2003	Since 1997, Founder and Principal, Bransford Investment Partners (private asset management company)	12	Director of the Conestoga Funds; Director of the Higgins Company (privately owned mineral company); and Director of the DuNord Land Company (privately owned mineral company).
Stephen H. Hamrick, 51 50 Rockefeller Plaza 2nd Floor New York, NY 10020	Trustee	Since 2003	Chairman, Carey Financial Corp. (1994-present) (Broker-Dealer); Managing Director, W.P. Carey & Co. (2001- present) (Real Estate Investment Banking); Director, Duroplas Corp. (1999-present) (Manufacturer); Director, Orbitex Life Sciences & Biotechnology Fund, Inc. (2000- 2003); Director, Orbitex Group of Funds (2000-2003)	12	None
Leigh Alan Wilson, 59 53 Sylvan Road Westport, CT 06880	Trustee	Since 2003	Chief Executive Officer, New Century Living, Inc. (1989-present) (Seniors Housing Management); Lead Trustee and Director, The Victory Funds 22 Portfolios (1989- present); Director, Orbitex Life Sciences & Biotechnology Fund, Inc. (2000-2003); Director, Orbitex Group of Funds (2000-2003)	12	Director Chimney Rock Vineyard and Chimney Rock Winery (1992- present)

Name, Age and Address	Position(s) Held with Trust	Term / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
OFFICERS:
Stephen Ventimiglia, 47 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Vice President and Secretary *	Since 1994	Vice Chairman and Chief Investment Officer of Saratoga Capital Management, LLC	12	None
Mark Marrone, 34 1101 Stewart Avenue Suite 207 Garden City, NY 11530	Chief Financial Officer and Treasurer	Since July 2003	Chief Financial Officer (2003) and National Marketing Manager (2001-2003) of Saratoga Capital Management, LLC; Senior Market Manager CPA2Biz (2001); Director of Marketing, deltathree (2000- 2001); Senior Marketing Manager, MetLife (1998-2000)	12	None

*     Bruce Ventimiglia and Stephen Ventimiglia are brothers.
**   Each Trustee will serve an indefinite term until his or her successor, if any, is duly elected and qualified.
*** The Manager does not serve as investment adviser to any registered investment company other than the Trust, and is not affiliated with any other investment advisers.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee or Nominee is shown in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Trust (As of December 31, 2003)*
Bruce E. Ventimiglia	OVER $100,000
Patrick H. McCollough	OVER $100,000
Udo W. Koopmann	OVER $100,000
Floyd E. Seal	$50,001 - $100,000
Richard E. Stierwalt	NONE
Stephen H. Hamrick	NONE
Leigh Alan Wilson	NONE
William B. Blundin	NONE

* The following ranges should be used: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

As to each Independent Trustee or Nominee and his/her immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Trust.

Compensation. All of the executive officers of the Trust are officers of Saratoga and receive no compensation from the Trust. The Trustees will be compensated per regular meeting attended according to the Portfolio asset level on the last business day of the quarter based on the following schedule. For special and committee meetings of the Board, Trustees will receive $250 per special and committee meeting attended.

Portfolio Asset Level	Portfolio Fee
< $25 Million	$ 0.00
$25 < $50 Million	$250.00
> $50 Million	$500.00

The following table sets forth the aggregate compensation paid by the Trust to each of the Trustees for the fiscal year ended August 31, 2003.

Trustee	Aggregate Compensation from Trust*	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement
Bruce E. Ventimiglia	$0	N/A	N/A
Patrick H. McCollough	$9,500	N/A	N/A
Udo W. Koopmann	$9,500	N/A	N/A
Floyd E. Seal	$9,500	N/A	N/A
Richard E. Stierwalt	$0	N/A	N/A
Stephen H. Hamrick	$7,000	N/A	N/A
Leigh Alan Wilson	$7,000	N/A	N/A
William B. Blundin	$4,750	N/A	N/A

General Information about the Board. The Board is responsible for protecting the interests of Shareholders. The Trustees meet periodically throughout the year to oversee the Trust's activities, review its performance and review the actions of the investment manager, which is responsible for the Trust's day-to-day operations. Four regular meetings of the Trustees were held during the fiscal year ended August 31, 2003.

Committees. The Board of Trustees has appointed a standing Audit Committee comprised solely of Independent Trustees. Currently, the Audit Committee is composed of Messrs. McCollough, Koopmann, and Seal. The Audit Committee, among other things, approves professional services provided by the independent accountants and other accounting firms prior to the performance of the services, makes recommendations to the Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Portfolios' financial operations. During the fiscal year ended August 31, 2003 there were no  Audit Committee meetings.

     As of January 15, 2004, the trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each Portfolio.

MANAGEMENT AND OTHER SERVICES

     The manager of the Trust is Saratoga Capital Management, LLC ("Saratoga" or the "Manager"), 1101 Stewart Avenue, Suite 207, Garden City, New York 11530. Pursuant to the Management Agreement with the Trust (the "Management Agreement"), Saratoga, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages the operations of the Trust and reviews the performance of the Advisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. The Management Agreement was most recently approved by the Board of Trustees of the Trust, including by a majority of the non-interested Trustees at a meeting held on March 28, 2003.

     The Manager and the Trust have obtained an exemptive order (the "Order") from the Securities and Exchange Commission that permits the Manager to enter into investment advisory agreements with Advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

     The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. The Manager compensates each Adviser out of its management fee.

      The following table sets forth the annual management fee rates payable by each Portfolio to Saratoga pursuant to the Management Agreement, expressed as a percentage of the Portfolio's average daily net assets:

Portfolio	Total Management Fee
Large Capitalization Growth Portfolio	0.65%
Large Capitalization Value Portfolio	0.65%
Mid Capitalization Portfolio	0.75%
Small Capitalization Portfolio	0.65%
International Equity Portfolio	0.75%
Investment Quality Bond Portfolio	0.55%
Municipal Bond Portfolio	0.55%
U.S. Government Money Market Portfolio	0.475%
Health & Biotechnology Portfolio	1.25%
Technology & Communications Portfolio	1.25%
Financial Services Portfolio	1.25%
Energy & Basic Materials Portfolio	1.25%

     The fee is computed daily and payable monthly. Currently, the Manager is voluntarily limiting total annual operating expenses of the Portfolios as follows: for Class I shares 1.25% with respect to U.S. Government Money Market Portfolio, 1.40% with respect to Investment Quality Bond Portfolio, 1.40% with respect to Municipal Bond Portfolio, 2.00% with respect to Large Capitalization Value Portfolio, 2.00% with respect to Large Capitalization Growth Portfolio, 2.00% with respect to Mid Capitalization Portfolio, 2.00% with respect to Small Capitalization Portfolio, 2.30% with respect to International Equity Portfolio, 2.30% with respect to Health & Biotechnology, 2.30% with respect to Technology & Communications, 2.30% with respect to Financial Services and 2.30% with respect to Energy & Basic Materials; for Class A Shares 2.40% with respect to Mid Capitalization Portfolio, 2.70% with respect to Health & Biotechnology Portfolio, 2.70% with respect to Technology & Communications, 2.70% with respect to Financial Services Portfolio and 2.70% with respect to Energy & Basic Materials Portfolio; for each of Class B and Class C Shares, 2.25% with respect to U.S. Government Money Market Portfolio, 2.40% with respect to Investment Quality Bond Portfolio, 2.40% with respect to Municipal Bond Portfolio, 3.00% with respect to Large Capitalization Value Portfolio, 3.00% with respect to Large Capitalization Growth Portfolio, 3.00% with respect to Mid Capitalization Portfolio, 3.00% with respect to Small Capitalization Portfolio, 3.3% with respect to International Equity Portfolio, 3.30% with respect to Health & Biotechnology Portfolio, 3.30% with respect to Technology & Communications Portfolio, 3.30% with respect to Financial Services Portfolio and 3.30% with respect to Energy & Basic Materials Portfolio.

     Subject to the supervision and direction of the Manager and, ultimately, the Trustees, each Adviser manages the securities held by the Portfolio it serves in accordance with the Portfolio's stated investment objectives and policies, makes investment decisions for the Portfolio and places orders to purchase and sell securities on behalf of the Portfolio.

     The following table shows the amount of advisory fees paid by each Portfolio to the Advisers and the amount of the advisory fees waived by the Manager for the past three fiscal years.

	MANAGEMENT FEES PAID BY FUND TO MANAGER	ADVISORY FEES PAID BY MANAGER TO ADVISOR	ADVISORY FEES WAIVED BY THE MANAGER
U.S. Government Money Market Portfolio

August 31, 2001	$199,971	$52,257	$1,393
August 31, 2002	$168,076	$16,454	$105,549
August 31, 2003	$167,386	-	$171,993

Investment Quality Bond Portfolio

August 31, 2001	$217,201	$78,982	-
August 31, 2002	$175,475	$54,936	$24,402
August 31, 2003	$180,891	$32,352	$91,924

Municipal Bond Portfolio

August 31, 2001	$58,520	$1,1111	$55,465
August 31, 2002	$43,913	-	$88,883
August 31, 2003	$38,364	-	$48,751

Large Capitalization Value Portfolio

August 31, 2001	$555,503	$256,386	-
August 31, 2002	$517,921	$193,241	$99,232
August 31, 2003	$376,521	$173,779	-

Large Capitalization Growth Portfolio

August 31, 2001	$672,698	$310,476	-
August 31, 2002	$418,211	$157,803	$76,305
August 31, 2003	$271,968	$125,524	-

Small Capitalization Portfolio

August 31, 2001	$312,432	$110,439	$73,147
August 31, 2002	$273,479	$91,814	$74,548
August 31, 2003	$165,097	$76,199	-

International Equity Portfolio

August 31, 2001	$240,219	$114,774	$25,018
August 31, 2002	$139,073	$44,096	$56,393
August 31, 2003	$114,313	$35,356	$25,922

Health & Biotechnology Portfolio*
April 30, 2001	$3,284,442	-	$547,578
April 30, 2002	$2,541,095	-	$233,330
April 30, 2003	$1,256,508	-	$114,887
August 31, 2003(3)	$359,878	$115,161	$17,249

Technology & Communications Portfolio*
April 30, 2001	$3,458,018	-	$421,213
April 30, 2002	$933,433	-	$389,190
April 30, 2003	$401,276	-	$337,386
August 31, 2003(3)	$147,572	$25,445	$41,553

Energy & Basic Materials Portfolio*
April 30, 2001	$109,623	-	$109,623
April 30, 2002	$122,520	-	$122,520
April 30, 2003	$89,267	-	$89,267
August 31, 2003(3)	$22,535	-	$30,073

Financial Services Portfolio*
April 30, 2001 (1)	$79,241	-	$79,241
April 30, 2002	$100,079	-	$100,079
April 30, 2003	$59,915	-	$59,915
August 31, 2003 (3)	$17,712	$4,251	-

Mid Cap Portfolio*
April 30, 2003 (2)	$127,508	-	$883
August 31, 2003(3)	$74,809	$36,628	-

*  Amounts include only payments made by the Manager to the Advisor for the period from each individual portfolio’s reorganization through April 30. 2003.

(1)  For the period August 1, 2000 (commencement of operations) through April 30, 2001.

(2)  For the period July 1, 2002 (commencement of operations) through April 30, 2003.

(3)  For the period May 1, 2003 through August 31, 2003.

     Expenses not expressly assumed by Saratoga under the Management Agreement are paid by the Trust. Expenses incurred by a Portfolio are allocated among the various Classes of shares pro rata based on the net assets of the Portfolio attributable to each Class, except that 12b-1 fees relating to a particular Class are allocated directly to that Class. In addition, other expenses associated with a particular Class, except advisory or custodial fees, may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class, and the direct allocation to that Class is approved by the Trust's Board of Trustees. The fees payable to each Adviser pursuant to the Investment Advisory Agreements between each Adviser and Saratoga with respect to the Portfolios are paid by Saratoga. Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's Advisers, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Trust and of pricing the Trust's shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees' meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Manager or Advisers) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.

     The Management Agreement provides that Saratoga will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than one year from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.

     The Advisory Agreements for the Portfolios were last approved by the Trustees, including a majority of the Trustees who are not parties to such contract or interested persons of any such parties, on March 28, 2003, for a period two years. In approving the Management and Advisory Agreements, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Manager and the Advisers, the performance, fees and expenses of each Portfolio compared to other similar investment companies, the Managers' and the Adviser's expenses in providing the services, the profitability of the Manager and the Advisers and their affiliated companies and other benefits they derive from their relationship with the Portfolio and the extent to which economies of scale are shared with each Portfolio. The Independent Trustees reviewed reports from management about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Manager and the Advisers and the sub-advisers and the financial strength of the Manager and the Advisers and their affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by legal counsel to the Portfolio as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment that approval of the Management Agreement and the Advisory Agreements were in the best interests of each Portfolio and its shareholders.

     Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). Each Advisory Agreement may be terminated by the Trust, Saratoga, or by vote of a majority of the outstanding voting securities of the Trust, upon written notice to the Adviser, or by the Adviser upon at least 100 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than one year from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

      CODE OF ETHICS. The Portfolios, the Manager, the Advisers and Aquarius Fund Distributors, LLC have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act with respect to their personnel with access to information about the purchase or sale of securities by the Portfolios. These codes are designed to protect the interests of the Portfolios' shareholders. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolios so long as such investments are made pursuant to the code's requirements.

     ADMINISTRATION AGREEMENT. Gemini Fund Services, LLC, acts as the Trust's Administrator pursuant to an Administration Agreement which was approved by the Trust's trustees on September 20, 2002, and which became effective November 22,  2002. The Administration Agreement will remain in effect for three years from the date of its effectiveness, and may be continued annually thereafter if approved in accordance with requirements of the 1940 Act. Prior to the Administration Agreement currently in effect, Funds Distributor, Inc. served as the Trust's Administrator pursuant to a contract dated September 21, 1999. For the year ended August 31, 2001, each of the following Portfolios accrued the following amounts in administrative fees: U.S. Government Money Market, $36,500; Investment Quality Bond, $29,200; Municipal Bond, $9,125; Large Capitalization Value, $51,100; Large Capitalization Growth, $80,300; Small Capitalization, $25,550; and International Equity, $18,250. For the year ended August 31, 2002, each of the following Portfolios accrued the following amounts in administrative fees: U.S. Government Money Market, $43,616; Investment Quality Bond, $41,177; Municipal Bond, $9,967; Large Capitalization Value, $108,677; Large Capitalization Growth, $92,685; Small Capitalization, $58,532; and International Equity, $26,499. For the year ended August 31, 2003, each of the following Portfolios accrued the following amounts in administrative fees: U.S. Government Money Market, $54,279; Investment Quality Bond, $55,441; Municipal Bond, $16,656; Large Capitalization Value, $144,440; Large Capitalization Growth, $122,206; Small Capitalization, $73,322; and International Equity, $38,450. The Health & Biotechnology, Technology & Communications, Energy & Basic Materials, Financial Services and Mid Capitalization Portfolios commenced operation in 2003.  For the period ended August 31, 2003 each of the following Portfolios accrued the following amounts for administrative fees:  Health & Biotechnology, $48,545; Technology & Communications, $20,243; Energy & Basic Materials,  $4,859; Financial Services, $4,976; and Mid Capitalization, for the period July 1, 2002 (commencement of operations) through August 31, 2003, $16,493.

PLAN OF DISTRIBUTION. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which each Class, other than Class I, pays the Distributor or other entities compensation accrued daily and payable monthly. Class A Shares charge a Rule 12b-1 fee at the annual rate of 0.40% of average daily net assets, and Classes B and C each charge Rule 12b-1 fees at the annual rate of 1.00% of average daily net assets. The Distributor or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

      The Distributor has informed the Trust that a portion of the fees payable each year pursuant to the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class is characterized as an "asset-based sales charge" as defined in the aforementioned Rules of the Association.

     For the fiscal years ended August 31, 2003 the Portfolios paid the following fees pursuant to the Plans:

U.S. Government Money Market Portfolio
Class B	$1,529
Class C	$21,761

Investment Quality Bond Portfolio
Class B	$3,289
Class C	$19,222

Municipal Bond Portfolio
Class B	$782
Class C	$4,712

Large Capitalization Value Portfolio
Class B	$15,025
Class C	$24,455

Large Capitalization Growth Portfolio
Class B	$3,711
Class C	$17,473

Small Capitalization Portfolio
Class B	$2,924
Class C	$9,657

International Equity Portfolio
Class B	$681
Class C	$4,681

Health & Biotechnology
Class A	$39,909
Class B	$136,820
Class C	$50,956

Technology & Communications
Class A	$22,736
Class B	$54,319
Class C	$5,978

Energy & Basic Materials
Class A	$3,089
Class B	$9,780
Class C	$17

Financial Services
Class A	$2,222
Class B	$7,428
Class C	$940

Mid Capitalization
Class A	$33,144
Class B	$12,395
Class C	$2,152

     The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Trust who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on October 9, 1998 and was last approved on March 28, 2003, effective as of April 27, 2003.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts extended by the Distributor or other entities under the Plan and the purpose for which such expenditures were made.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Trust, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

     At any given time, the expenses in distributing shares of each Portfolio may be in excess of the total of (i) the payments made by the Portfolio pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of shares. For example, if $1 million in expenses in distributing shares of a Portfolio had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is not a requirement under the Plan that the Distributor or other entities be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Portfolio. Although there is no legal obligation for the Portfolio to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs. If expenses in distributing shares are less than payments made for distributing shares, the Distributor or other entities will retain the full amount of the payments.

     POSSIBLE ADDITIONAL PORTFOLIO SERIES. If additional Portfolios are created by the Board of Trustees, shares of each such Portfolio will be entitled to vote as a group only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees.

     Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of accountants. Approval of an investment management or distribution plan and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio. The Rule contains provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     PORTFOLIO TRANSACTIONS. Each Adviser is responsible for decisions to buy and sell securities, futures contracts and options thereon, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. As most, if not all, purchases made by the Income Portfolios are principal transactions at net prices, those Portfolios pay no brokerage commissions; however, prices of debt obligations reflect mark-ups and mark-downs which constitute compensation to the executing dealer. Each Portfolio will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. Each Adviser seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to one or more of the Portfolios and/or other accounts of the Advisers; information received in connection with directed orders of other accounts managed by the Advisers or its affiliates may or may not be useful to one or more of the Portfolios. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Advisers, to make available additional views for consideration and comparison, and to enable the Advisers to obtain market information for the valuation of securities held in a Portfolio's assets.

     Sales of shares of each Portfolio, subject to applicable rules covering the Distributor's activities in this area, may also be considered as a factor in the direction of portfolio transactions to dealers, but only in conformity with the price, execution and other considerations and practices discussed above. Each of the Advisers currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of each Adviser to cause purchase or sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Portfolios and other client accounts, the main factors considered are the respective investment objectives, the relative size of Portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios of each Portfolio and other client accounts. When orders to purchase or sell the same security on identical terms are placed by more than one of the Portfolios and/or other advisory accounts managed by an Adviser or its affiliates, the transactions are generally executed as received, although a Portfolio or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Portfolio is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Portfolio are considered free trades.  However, having an order placed first in the market does not necessarily guarantee the most favorable price.

     Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Trust. In order for an affiliate of an Adviser or Saratoga to effect any Portfolio transactions for the Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

     For the fiscal years ended August 31, 2001, 2002 and 2003, the Trust paid brokerage commissions of approximately $322,000, $406,000, and $430,000 respectively. For the fiscal years ended August 31, 2001, 2002 and 2003, the Trust paid no affiliated brokerage commissions.

During the fiscal year ended August 31, 2003, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:

Portfolio	Brokerage Commissions in Connection with Research Services Provided for Fiscal Year Ended August 31, 2003	Aggregate Dollar Amount of Transactions for Which Such Commissions were Paid for Fiscal Year Ended August 31, 2003
Health & Biotechnology Portfolio*	$32,888	$25,855,156
Technology & Communications Portfolio*	$13,677	$131,401
Energy & Basic Materials Portfolio*	$1,475	$902,772
Financial Services Portfolio*	$7,404	$4,611,064
Mid Cap Portfolio*	$6,775	$3,012,952
Large Cap Value Portfolio	$9,890	$4,413,746
Large Cap Growth Portfolio	$58,107	$39,677,921
Small Cap Portfolio	$17,495	$8,692,811
International Equity Portfolio	NONE	NONE
Investment Quality Bond Portfolio	NONE	NONE
Municipal Bond Portfolio	NONE	NONE
U.S. Government Money Market Portfolio	NONE	NONE

* Commenced operations in 2003.  Amounts stated are for the period from each Fund’s inception through August 31, 2003.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share for each class of shares of each Portfolio is determined each day the New York Stock Exchange (the "Exchange") is open, as of the close of the regular trading session of the Exchange that day (currently 4:00 p.m. Eastern Time), by dividing the value of a Portfolio's net assets by the number of its shares outstanding.

     The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. It may also close on other days.

     Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the reported bid price at the time as of which the value is being ascertained. Securities actively traded in the over-the-counter market but not designated as national market system securities are valued at the last quoted bid price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the date of valuation.

     The Trust's Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of each Portfolio's debt securities. The services selected create and maintain price matrices of U.S. government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board's procedures. Short-term (having a maturity of 60 days or less) debt securities are valued at amortized cost.

     Puts and calls are valued at the last sales price therefor, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Portfolio writes a call, an amount equal to the premium received is included in the Portfolio Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the call. If a call written by a Portfolio is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Portfolio expires on its stipulated expiration date or if a Portfolio enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Portfolio is exercised by it, the amount the Portfolio receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Portfolio.

     The U.S. Government Money Market Portfolio utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of the shares of the Portfolio. The Portfolio utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods, the yield to investors in the Portfolio may differ somewhat from that obtained in a similar company which uses mark to market values from all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

     The Portfolio's use of the amortized cost method to value its portfolio securities and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the 1940 Act (the "Rule"), and is conditioned on its compliance with various conditions including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolios investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, the Trustees' considerations made pursuant to them and any actions taken upon such considerations; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses or as provided by the Agreement and Declaration of Trust, reducing the number of the outstanding shares of the Portfolio to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders). Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the Portfolio's capital the necessary shares that represent the amount of excess upon such determination. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investment in the Portfolio.

     The Rule further requires that the Portfolio limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities (as defined below). The Rule also requires the Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with remaining maturity of more than thirteen months. Should the disposition of a Portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolio would be required to invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

     Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio instrument is deemed to be the period remaining (calculated from the trade date or such other date on which the Portfolio's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made.

     A variable rate obligation that is subject to a demand feature is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

     An Eligible Security is defined in the Rule to mean a security which: (a) has a remaining maturity of thirteen months or less; (b) (i) is rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) was a long-term security at the time of issuance whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NRSRO as provided in clauses (b) and (c) above, the unrated security is determined by the Board to be of comparable quality to any such rated security.

     As permitted by the Rule, the Trustees have delegated to the Portfolio's Adviser, subject to the Trustees' oversight pursuant to guidelines and procedures adopted by the Trustees, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

     If the Trustees determine that it is no longer in the best interests of the Portfolio and its shareholders to maintain a stable price of $1.00 per share, or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Trust will notify shareholders of any such change.

     The Portfolio will manage its portfolio in an effort to maintain a constant $1.00 per share price, but it cannot assure that the value of its shares will never deviate from this price. Since dividends from net investment income are declared and reinvested on a daily basis, the net asset value per share, under ordinary circumstances, is likely to remain constant. Otherwise, realized and unrealized gains and losses will not be distributed on a daily basis but will be reflected in the Portfolio's net asset value. The amounts of such gains and losses will be considered by the Trustees in determining the action to be taken to maintain the Trust's $1.00 per share net asset value. Such action may include distribution at any time of part or all of the then accumulated undistributed net realized capital gains, or reduction or elimination of daily dividends by an amount equal to part or all of the then accumulated net realized capital losses. However, if realized losses should exceed the sum of net investment income plus realized gains on any day, the net asset value per share on that day might decline below $1.00 per share. In such circumstances, the Trust may eliminate the payment of daily dividends for a period of time in an effort to restore the Trust's $1.00 per share net asset value. A decline in prices of securities could result in significant unrealized depreciation on a mark-to-market basis. Under these circumstances the Portfolio may reduce or eliminate the payment of dividends and utilize a net asset value per share as determined by using available market quotations or reduce the number of its shares outstanding.

PORTFOLIO YIELD AND TOTAL RETURN INFORMATION

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

     CURRENT YIELD AND EFFECTIVE YIELD. The Trust may from time to time advertise the current yield and effective annual yield of the U.S. Government Money Market Portfolio calculated over a 7-day period. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the share but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Portfolio, and its operating expenses. The Portfolio may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized 7-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

365/7 Effective Yield = [(base period return +1) ] -1

OTHER PORTFOLIOS

     YIELDS. Yield information may be useful to investors in reviewing a Portfolio's performance. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in any of the Portfolios of the Trust is not insured; yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation of future yields or rates of return. Yield is affected by Portfolio quality, Portfolio maturity, type of instruments held and operating expenses. When comparing a Portfolio's yield with that of other investments, investors should understand that certain other investment alternatives such as money-market instruments or bank accounts provide fixed yield and also that bank accounts may be insured.

     The Trust may from time to time advertise the yield of a Portfolio as calculated over a 30-day period. This yield will be computed by dividing the Trust's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. The average number of shares used in determining the net investment income per share will be the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. In accordance with regulations of the Securities and Exchange Commission, income will be computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all expenses incurred during the period, which include management and distribution fees. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus. Yield is calculated according to the following formula:

         YIELD = 2[(   X   ) /(6)-1]

                              cd+1

         Where:

x   = daily net investment income, based upon the subtraction of daily accrued expenses from daily accrued income of the Portfolio. Income is accrued daily for each day of the indicated period based upon yield-to-maturity of each obligation held in the Portfolio as of the day before the beginning of any thirty-day period or as of contractual settlement date for securities acquired during the period. Mortgage and other receivables-backed securities calculate income using coupon rate and outstanding principal amount.

c   =  the average daily number of shares outstanding during the period that were entitled to receive dividends.

d   =  the maximum offering price per share on the last day of the period.

     Yield does not reflect capital gains or losses, non-recurring or irregular income. Gain or loss attributable to actual monthly paydowns on mortgage or other receivables-backed obligations purchased at a discount or premium is reflected as an increase or decrease in interest income during the period.

     TAX EQUIVALENT YIELD is computed by dividing that portion of the current yield (computed as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax exempt.

         TAX EQUIVALENT YIELD = _   E__  +  t

   1 - P

         Where:

         E = tax exempt yield

         P = stated income tax rate

         t = taxable yield

The Municipal Bond Portfolio may advertise tax-equivalent yields at varying assumed tax rates.

AVERAGE ANNUAL TOTAL RETURN

     The Trust may from time to time advertise the aggregate total return of a Portfolio. These figures are computed separately for Class I, Class A, Class B and Class C shares. A Portfolio's aggregate total return figures represent the cumulative change in the value of an investment in the Portfolio for the specified period and are computed by the following formula:

         ERV - P

         -------

            P

         Where:

         P         = a hypothetical initial payment of $1,000.

         ERV  = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5 or 10 year period (or fractional portion thereof).

     Unaveraged or cumulative total returns reflect the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

     Each Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return," as defined by the Securities and Exchange Commission ("SEC"), is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

         P(1 + T)n = ERV

Where:                    P

=  a hypothetical $1,000

                               T

=  average annual total return

                               n

=  number of years

                          ERV

=  ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are reinvested at the net asset value (including any applicable sales load) on the reinvestment dates during the period and that a complete redemption occurs at the end of the applicable period.

     "Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

         P(1 + T)n = ATVD

Where:       P

=  a hypothetical $1,000 initial investment

                  T

=  average annual total return (after taxes on

                            distributions)

                  n

=  number of years

            ATV

=  ending value at the end of the applicable

                  D

=  period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions but not aftertaxes on redemption.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     "Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

         P(1 + T)n = ATVD

Where:       P

=  a hypothetical $1,000 initial investment

                  T

=  average annual total return (after taxes on

                            distributions and redemption)

                   n

=  number of years

             ATV

=  ending value at the end of the applicable

                  D

=  period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     No information is provided for the Class I share class for the Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio and Mid Capitalization Portfolio because it has not been in operation for a full year.

     The average annual returns (before and after taxes) for Class I on an investment made in Class I shares of the Portfolios for the one- and five year periods ended August 31, 2003 and for the period of inception (September 2, 1994) through August 31, 2003 are as follows:

	1 Year	5 Year	Inception
Large Capitalization Value (Class I)
before taxes	13.06%	1.39%	8.61%
after taxes on distributions	13.06%	-0.08%	7.40%
after taxes on distributions and redemptions	8.49%	0.61%	7.04%
Large Capitalization Growth (Class I)
before taxes	12.04%	-2.48%	5.68%
after taxes on distributions	12.04%	-3.33%	5.04%
after taxes on distributions and redemptions	7.82%	-2.00%	4.98%
Small Capitalization (Class I)
before taxes	20.00%	15.44%	10.00%
after taxes on distributions	18.06%	11.15%	7.11%
after taxes on distributions and redemptions	13.99%	10.63%	6.89%
International Equity (Class I)
before taxes	2.26%	-5.60%	-1.83%
after taxes on distributions	2.26%	-6.18%	-2.31%
after taxes on distributions and redemptions	1.47%	-4.74%	-1.66%
Investment Quality Bond (Class I)
before taxes	3.42%	5.82%	5.96%
after taxes on distributions	1.89%	3.80%	3.88%
after taxes on distributions and redemptions	2.52%	3.73%	3.80%
Municipal Bond (Class I)
before taxes	1.30%	3.66%	4.85%
after taxes on distributions	1.00%	3.54%	4.78%
after taxes on distributions and redemptions	2.08%	3.65%	4.74%
U.S. Government Money Market (Class I)
Before taxes	0.12%	3.05%	3.77%

     The average annual returns (before and after taxes) for Class A on an investment made in Class A shares of the Portfolios (including any applicable sales load) for the one-year period ended August 31, 2003* and for the period of inception (7/15/99 for Health & Biotechnology, 10/22/97 for Technology & Communications, 8/1/00 for Financial Services, 10/23/97 for Energy & Basic Materials and 6/28/02 for Mid Capitalization Portfolios) through August 31, 2003*are as follows:

	1Year	5 Year	Inception
Health & Biotechnology (Class A)
before taxes	-8.63%	N/A	2.40%
after taxes on distributions	-8.63%	N/A	2.17%
after taxes on distributions and redemptions	-5.61%	N/A	1.95%
Technology & Communications (Class A)
before taxes	15.54%	-9.24%	-6.00%
after taxes on distributions	15.54%	-12.05%	-8.49%
after taxes on distributions and redemptions	10.10%	-6.69%	-4.16%
Financial Services (Class A)
before taxes	5.86%	N/A	1.39%
after taxes on distributions	5.86%	N/A	1.33%
after taxes on distributions and redemptions	3.81%	N/A	1.15%
Energy & Basic Materials (Class A)
before taxes	-1.56%	9.34%	2.27%
after taxes on distributions	-1.56%	7.51%	0.78%
after taxes on distributions and redemptions	-1.01%	6.91%	0.98%
Mid Capitalization (Class A)
before taxes	6.13%	N/A	-1.85%
after taxes on distributions	6.13%	N/A	-1.85%
after taxes on distributions and redemptions	3.99%	N/A	-1.57%

     * April 30 was the fiscal year end of the Portfolios prior to August 31, 2003, therefore, performance includes information from the period prior to their reorganization into the Trust.

     The average annual returns (before and after taxes) for Class B on an investment made in Class B shares of the Portfolios (including any applicable sales load) for the one-year period ended August 31, 2003 and for the period of inception (January 4, 1999) through August 31, 2003 are as follows:

	1 Year	Inception
Large Capitalization Value (Class B)
before taxes	6.88%	-3.16%
after taxes on distributions	6.88%	-4.43%
after taxes on distributions and redemptions	4.47%	-3.15%
Large Capitalization Growth (Class B)
before taxes	5.86%	-10.80%
after taxes on distributions	5.86%	-11.60%
after taxes on distributions and redemptions	3.81%	-8.76%
Small Capitalization (Class B)
before taxes	13.80%	9.93%
after taxes on distributions	11.81%	7.61%
after taxes on distributions and redemptions	10.01%	7.17%
International Equity (Class B)
before taxes	-3.83%	-9.66%
after taxes on distributions	-3.83%	-10.21%
after taxes on distributions and redemptions	-2.49%	-7.99%
Investment Quality Bond (Class B)
before taxes	-2.42%	4.49%
after taxes on distributions	-3.57%	2.85%
after taxes on distributions and redemptions	-1.26%	2.83%
Municipal Bond (Class B)
before taxes	-4.28%	2.42%
after taxes on distributions	-4.59%	2.31%
after taxes on distributions and redemptions	-1.91%	2.46%
U.S. Government Money Market (Class B)
before taxes	-4.96%	1.84%

     The average annual returns (before and after taxes) for Class B on an investment made in Class B shares of the Portfolios (including any applicable sales load) for the one-year period ended August 31, 2003* and for the period of inception (7/15/99 for Health & Biotechnology, 9/16/98 for Technology & Communications, 8/1/00 for Financial Services, 9/21/98 for Energy & Basic Materials and 6/28/02 for Mid Capitalization Portfolios) through August 31, 2003* are as follows:

	1Year	Inception
Health & Biotechnology (Class B)
before taxes	-8.45%	2.80%
after taxes on distributions	-8.45%	2.56%
after taxes on distributions and redemptions	-5.49%	2.30%
Technology & Communications (Class B)
before taxes	16.63%	-10.40%
after taxes on distributions	16.63%	-13.27%
after taxes on distributions and redemptions	10.81%	-7.54%
Financial Services (Class B)
before taxes	6.65%	1.85%
after taxes on distributions	6.65%	1.78%
after taxes on distributions and redemptions	4.32%	1.54%
Energy & Basic Materials (Class B)
before taxes	-1.11%	7.54%
after taxes on distributions	-1.11%	5.66%
after taxes on distributions and redemptions	-0.72%	5.30%
Mid Capitalization (Class B)
before taxes	6.84%	-0.85%
after taxes on distributions	6.84%	-0.85%
after taxes on distributions and redemptions	4.44%	-0.72%

     * April 30 was the fiscal year end of the Portfolios prior to August 31, 2003, therefore, performance includes information from the period prior to their reorganization into the Trust.

     The average annual returns (before and after taxes) for Class C on an investment made in Class C shares of the Portfolios (including any applicable sales load) for the one- year period ended August 31, 2003 and for the period of inception (January 4, 1999) through August 31, 2003 are as follows:

	1 Year	Inception
Large Capitalization Value (Class C)
before taxes	10.88%	-2.83%
after taxes on distributions	10.88%	-4.08%
after taxes on distributions and redemptions	7.07%	-2.87%
Large Capitalization Growth (Class C)
before taxes	10.02%	-10.42%
after taxes on distributions	10.02%	-11.21%
after taxes on distributions and redemptions	6.51%	-8.46%
Small Capitalization (Class C)
before taxes	17.74%	10.31%
after taxes on distributions	15.75%	8.00%
after taxes on distributions and redemptions	12.57%	7.52%
International Equity (Class C)
before taxes	0.17%	-9.34%
after taxes on distributions	0.17%	-9.88%
after taxes on distributions and redemptions	0.11%	-7.73%
Investment Quality Bond (Class C)
before taxes	2.49%	4.88%
after taxes on distributions	1.34%	3.25%
after taxes on distributions and redemptions	1.93%	3.18%
Municipal Bond (Class C)
before taxes	-0.76%	2.71%
after taxes on distributions	-1.06%	2.60%
after taxes on distributions and redemptions	0.38%	2.69%
U.S. Government Money Market (Class C)
before taxes	-0.97%	2.25%

     The average annual returns (before and after taxes) for Class C on an investment made in Class C shares of the Portfolios (including any applicable sales loads) for the one-year period ended August 31, 2003* and for the period of inception (1/18/00 for Health & Biotechnology, 1/14/00 for Technology & Communications, 8/1/00 for Financial Services and 6/28/02 for Mid Capitalization Portfolios) through August 31, 2003* are as follows:

     No information is provided for the Energy & Basic Materials Portfolios because it had not been in operation for a full year.

	1Year	Inception
Health & Biotechnology (Class C)
before taxes	-4.60%	-9.44%
after taxes on distributions	-4.60%	-9.67%
after taxes on distributions and redemptions	-2.99%	-7.95%
Technology & Communications (Class C)
before taxes	20.89%	-37.14%
after taxes on distributions	20.89%	-39.33%
after taxes on distributions and redemptions	13.58%	-27.09%
Financial Services (Class C)
before taxes	10.65%	2.78%
after taxes on distributions	10.65%	2.71%
after taxes on distributions and redemptions	6.92%	2.33%
Mid Capitalization (Class C)
before taxes	10.85%	2.46%
after taxes on distributions	10.85%	2.46%
after taxes on distributions and redemptions	7.05%	2.09%

     * April 30 was the fiscal year end of the Portfolios prior to August 31, 2003, therefore, performance includes information from the period prior to their reorganization into the Trust.

YIELD FOR 30-DAY PERIOD

ENDED AUGUST 31, 2003

PORTFOLIO
Investment Quality Bond Portfolio
Class I	2.63
Class B	1.65
Class C	1.62

PORTFOLIO
Municipal Bond Portfolio
Class I	3.31
Class B	2.37
Class C	2.33

TAX EQUIVALENT YIELD FOR 30-DAY PERIOD

PORTFOLIO	30 DAY PERIOD ENDED	AT FEDERAL INCOME TAX RATE OF 10%	AT FEDERAL INCOME TAX RATE OF 15%	AT FEDERAL INCOME TAX RATE OF 25%	AT FEDERAL INCOME TAX RATE OF 28%	AT FEDERAL INCOME TAX RATE OF 33%	AT FEDERAL INCOME TAX RATE OF 35%
Municipal Bond – Class I	8/31/03	3.68%	3.89%	4.41%	4.60%	4.94%	5.09%
Municipal Bond – Class B	8/31/03	2.63%	2.79%	3.16%	3.29%	3.54%	3.65%
Municipal Bond – Class C	8/31/03	2.59%	2.74%	3.11%	3.24%	3.48%	3.58%

YIELD FOR SEVEN-DAY PERIOD

PORTFOLIO	PERIOD ENDED	CURRENT YIELD	EFFECTIVE YIELD
U.S. Government Money Market Portfolio – Class I	August 31, 2003	0.03%	0.03%
U.S. Government Money Market Portfolio – Class B	August 31, 2003	0.03%	0.03%
U.S. Government Money Market Portfolio – Class C	August 31, 2003	0.03%	0.03%

     From time to time the Portfolios may refer in advertisements to rankings and performance statistics published by (1) recognized mutual fund performance rating services including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc., (2) recognized indexes including but not limited to the Standard & Poor's Composite Stock Price Index, Russell 2000 Index, Dow Jones Industrial Average, Consumer Price Index, EAFE Index, Lehman Brothers Government/Credit Bond Index, the S&P Barra/Growth Index, the S&P/Barra Value Index, Lehman Municipal Bond Index and (3) Money Magazine and other financial publications including but not limited to magazines, newspapers and newsletters. Performance statistics may include yields, total returns, measures of volatility, standard deviation or other methods of portraying performance based on the method used by the publishers of the information. In addition, comparisons may be made between yields on certificates of deposit and U.S. government securities and corporate bonds, and between value stocks and growth stocks, and may refer to current or historic financial or economic trends or conditions.

     The performance of the Portfolios may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, performance may be compared to mutual fund performance indices prepared by Lipper.

     From time to time, a Portfolio's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Portfolio may quote Morningstar, Inc., in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance.

     Saratoga Capital Management, LLC or Aquarius Fund Distributors, LLC (the "Distributor")  may provide information designed to help individuals understand their investment goals and explore various financial strategies such as general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, and a questionnaire designed to help create a personal financial profile.

     Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

     Saratoga Capital Management, LLC or the Distributor may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare performance to that of other compilations or indices that may be developed and made available in the future.

     In advertising materials, the Distributor may reference or discuss its products and services, which may include: retirement investing; brokerage products and services; the effects of dollar-cost averaging and saving for college; and the risks of market timing. In addition, the Distributor may quote financial or business publications and periodicals, including model Portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

     The Portfolios may present their fund number, Quotron number, CUSIP number, and discuss or quote their current portfolio manager.

     VOLATILITY. The Portfolios may quote various measures of volatility and benchmark correlation in advertising. In addition, the Portfolios may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     Momentum indicators indicate the Portfolios' price movements over specific periods of time. Each point on the momentum indicator represents the Portfolios' percentage change in price movements over that period.

     The Portfolios may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     The Portfolios may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 28% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

CERTAIN TAX CONSIDERATIONS

     GENERAL. The following discussion is only a summary of certain tax considerations generally affecting the Trust, each Portfolio of the Trust, and shareholders of Portfolios, and is not intended as a substitute for careful tax planning. The discussion does not purport to deal with all of the Federal, state and local tax consequences applicable to an investment in each Portfolio or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

     Each Portfolio generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they may be  subject to different rates of tax (or, in the case of ordinary dividends of the Municipal Bond Portfolio, may be "exempt-interest dividends generally exempt from Federal income tax). The tax treatment of the investment activities of each Portfolio will affect the amount and timing and character of the distributions made by such Portfolio. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. Each Portfolio intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. As such, a Portfolio will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     Each Portfolio in the Trust generally intends to distribute sufficient income and gains so that the Portfolio will not pay corporate income tax on its earnings. Each Portfolio also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. If a Portfolio retains all or part of any net long-term capital gains in any year for reinvestment, the Portfolio will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by a Portfolio will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

     As a general rule, a Portfolio's transactions in futures contracts and options will increase or decrease the amount of long-term and short-term capital gains or losses realized by the Portfolio and, accordingly, will affect the amount of capital gains distributed to the Portfolio's shareholders. Gains or losses on a Portfolio's transactions in regulated futures contracts, options on broad-based stock indices, options on stock index futures, certain other futures contracts and options thereon generally are treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. When a Portfolio engages in options and futures transactions, various tax rules may accelerate or defer recognition of certain gains and losses, change the character of certain gains or losses, or alter the holding period of other investments held by the Portfolio. The application of these rules would therefore also affect the amount, timing and character of distributions made by the Portfolio.

     A Portfolio's foreign currency gains or losses from forward contracts, futures contracts that are not "regulated futures contracts", and unlisted options, and certain other foreign currency gains or losses derived with respect to fixed-income securities, are treated as ordinary income or loss. In general, such foreign currency gains or losses will increase or decrease the amount of the Portfolio's income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. Additionally, if such foreign currency losses exceed other ordinary income during a taxable year, a Portfolio would not be able to make ordinary income distributions for the year.

     If more than 50% of a Portfolio's assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio.

     Under certain tax rules, a Portfolio may be required to include an amount in income with respect to a security even though the Portfolio does not receive payments in cash attributable to such income in respect of the security during the year. For example, a Portfolio may be required to accrue a portion of any discount at which it purchases a debt security as income in each year. In addition, if the Portfolio invests in an equity security of a non-U.S. corporation classified as a "passive foreign investment company" for U.S. tax purposes, the application of certain technical tax provisions applying to investments in such companies may result in the Portfolio being required to accrue income in respect of the security without any receipt of cash attributable to such income. To the extent that a Portfolio invests in any securities producing such "phantom income", the Portfolio will nonetheless be required to make income distributions of such phantom income in order to avoid taxation of such income at the Portfolio level. Such distributions will be required to be made from available cash of the Portfolio or by liquidation or Portfolio securities if necessary. If a distribution of cash necessitates the liquidation of Portfolio securities, the Portfolio may realize a gain or loss from such sales. Any net capital gains realized from such transactions may result in larger capital gain distributions (if any) to shareholders than they would have received in the absence of such transactions.

THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO

     The U.S. Government Money Market Portfolio intends to distribute all of its daily net investment income (and net short-term capital gains, if any) to shareholders of record as of the close of business the preceding business day. Net investment income, for dividend purposes, includes accrued interest and amortization of acquisition, original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Portfolio. Net income will be calculated immediately prior to the determination of net asset value per share of the U.S. Government Money Market Portfolio. On occasion, in order to maintain a constant $1.00 per share net asset value, the managers of the U.S. Government Money Market Portfolio may direct that the number of outstanding shares be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder in excess of the net increase (i.e. dividends, less such reductions), if any, in the shareholder's account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

THE MUNICIPAL BOND PORTFOLIO

     Because the Municipal Bond Portfolio will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Bond Portfolio is not deductible for Federal income tax purposes. If a shareholder of the Municipal Bond Portfolio receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share may, to the extent of such exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the Municipal Bond Portfolio which represents income derived from private activity bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Prospectus, some of the Municipal Bond Portfolio's dividends may be a specific preference item or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from the Municipal Bond Portfolio also may affect a Subchapter S corporate shareholder's Federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to a Federal alternative minimum tax, the Federal environmental tax, the Federal branch profits tax or the Federal excess net passive income tax.

     Each shareholder of the Municipal Bond Portfolio will receive after the close of the calendar year an annual statement as to the Federal income tax status of his or her dividends and distributions from the Portfolio for the prior calendar year. These statements also will designate the amount of exempt-interest dividends that is a specified preference in term for purposes of the Federal individual and corporate alternative minimum taxes. Each shareholder of the Municipal Bond Portfolio will also receive a report of the percentage and source on a state-by-state basis of interest income on municipal obligations received by the Portfolio during the preceding year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to these dividends and distributions. In the event that the Municipal Bond Portfolio derives taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its actual taxable net investment income bears to its total taxable net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Municipal Bond Portfolio could be affected. In that event the Board of Trustees of the Trust would reevaluate the investment objections and policies of the Municipal Bond Portfolio.

     Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. The discussion does not purport to deal with all of the Federal, state and local tax consequences applicable to an investment in the Municipal Bond Portfolio, or to all categories of investors, some of which may be subject to special rules. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations.

ALL PORTFOLIOS

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from any Portfolio in the Trust (other than "exempt-interest dividends" received from the Municipal Bond Portfolio). Any dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.  Under recently enacted legislation, ordinary income dividends received by a shareholder may be taxed at the same rates as long-term capital gains.  However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other Federal income tax purposes.  For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses.  Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Any net long-term capital gains realized by a Portfolio will be distributed annually as described in the Prospectus. Such distributions ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Portfolio and regardless of whether the distribution is received in additional shares or in cash. Such distributions will be designated as capital gain dividends in a written notice mailed by the Portfolio to shareholders after the close of the Portfolio's taxable year. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six-month rule described above relating to exempt-interest dividends) on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend. Short-term capital gains will be distributed annually as ordinary income as required by the Internal Revenue Code.  Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%.  Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on ordinary income dividends would move to 35% in 2009 and 39.6% in 2011.

     At August 31, 2003, the Large Capitalization Growth, Large Capitalization Value, International Equity, Technology & Communications, Health & Biotechnology, Financial Services, Energy & Basic Materials and Mid Capitalization Portfolios had, for Federal income tax purposes, unused capital loss carryforwards available to offset future capital gains:

NAME OF PORTFOLIO	TOTAL	EXPIRES
Large Capitalization Growth Portfolio	$22,719,305	2011
Large Capitalization Value Portfolio	$17,649,716	2011
International Equity Portfolio	$4,512,581	2011
Technology & Communications Portfolio	$273,084,719	2011
Health & Biotechnology Portfolio	$131,160,797	2011
Financial Services Portfolio	$414,194	2011
Energy & Basic Materials Portfolio	$2,127,603	2011
Mid Capitalization Portfolio	$4,809,946	2011

     Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a domestic corporate shareholder may be eligible for a 70% dividends received deduction to the extent that each Portfolio earns and distributes qualifying dividends from its investments. Distributions of net capital gains by a Portfolio will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by a Portfolio.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES, REDEMPTIONS AND EXCHANGES. Any dividend or capital gains distribution received by a shareholder from any regulated investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would represent economically in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Portfolio shares immediately prior to a distribution record date. In general, a sale of shares results in capital gain or loss and, for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Portfolio shares normally is treated as a sale for tax purposes. Portfolio shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 15%.  Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in a Portfolio is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average costs basis in determining the gain or loss on the sale or redemption of shares.

     Exchange of a Portfolio's shares for shares of another fund, including shares of other Portfolios in the Saratoga Advantage Trust, are subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a Portfolio's shares and reinvests in that Portfolio's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

     BACKUP WITHHOLDING. If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to backup withholding with respect to (a) taxable dividends and distributions, and (b) the proceeds of any redemptions of shares of a Portfolio. An individual's taxpayer identification number is his or her social security number. Backup withholding is not an additional tax and will be credited against a taxpayer's regular Federal income tax liability.

ADDITIONAL INFORMATION

     Computation of Offering Price Per Share

     The offering price for Class I, Class A, Class B and Class C shares of the Large Capitalization Value, Large Capitalization Growth, Small Capitalization, International Equity, Investment Quality Bond, Municipal Bond, U.S. Government Money Market, Health & Biotechnology, Technology & Communications, Financial Services, Energy & Basic Materials and Mid Capitalization Portfolios as of August 31, 2003, based on the value of each Portfolio's net assets and the number of shares outstanding, is calculated as set forth below.

Large Capitalization Value	Class I	Class B	Class C
Net assets	$56,572,733	$2,273,009	$2,605,109
Number of shares outstanding	3,844,434	160,842	184,356
Net asset value per share (net assets divided by number of shares outstanding)	$14.72	$14.13	$14.13

Large Capitalization Growth	Class I	Class B	Class C
Net assets	$41,239,905	$298,156	$1,934,004
Number of shares outstanding	3,234,659	24,531	158,718
Net asset value per share (net assets divided by number of shares outstanding)	$12.75	$12.15	$12.19

Small Capitalization	Class I	Class B	Class C
Net assets	$23,838,043	$242,428	$914,212
Number of shares outstanding	2,105,787	22,594	84,926
Net asset value per share (net assets divided by number of shares outstanding)	$11.32	$10.73	$10.76

International Equity	Class I	Class B	Class C
Net assets	$23,362,081	$37,725	$1,116,529
Number of shares outstanding	3,227,120	5,434	161,229
Net asset value per share (net assets divided by number of shares outstanding)	$7.24	$6.94	$6.93

Investment Quality Bond	Class I	Class B	Class C
Net assets	$23,057,061	$262,235	$1,699,127
Number of shares outstanding	2,191,515	24,920	161,325
Net asset value per share (net assets divided by number of shares outstanding)	$10.52	$10.52	$10.53

Municipal Bond	Class I	Class B	Class C
Net assets	$5,766,475	$14,186	$432,093
Number of shares outstanding	559,312	1,372	41,841
Net asset value per share (net assets divided by number of shares outstanding)	$10.31	$10.34	$10.33

U.S. Government Money Market	Class I	Class B	Class C
Net assets	$28,978,886	$195,334	$2,358,289
Number of shares outstanding	29,074,716	195,652	2,360,531
Net asset value per share (net assets divided by number of shares outstanding)	$1.00	$1.00	$1.00

Health & Biotechnology	Class I	Class A	Class B	Class C
Net assets	$247,123	$26,605,503	$37,287,649	$13,727,222
Number of shares outstanding	21,661	2,237,176	3,348,085	1,231,774
Net asset value per share (net assets divided by number of shares outstanding)	$11.41	$11.43	$11.14	$11.14

Technology & Communications	Class I	Class A	Class B	Class C
Net assets	$190,382	$18,248,529	$17,434,477	$1,872,642
Number of shares outstanding	28,429	2,729,606	2,718,973	290,109
Net asset value per share (net assets divided by number of shares outstanding)	$6.70	$6.69	$6.41	$6.45

Financial Services	Class I	Class A	Class B	Class C
Net assets	$158,672	$1,650,325	$2,230,518	$294,538
Number of shares outstanding	14,371	149,696	205,893	27,185
Net asset value per share (net assets divided by number of shares outstanding)	$11.04	$11.02	$10.83	$10.83

Energy & Basic Materials	Class I	Class A	Class B	Class C
Net assets	$297,326	$2,269,040	$2,917,554	$20,491
Number of shares outstanding	20,433	156,260	206,254	1,448
Net asset value per share (net assets divided by number of shares outstanding)	$14.55	$14.52	$14.15	$14.15

Mid Capitalization	Class I	Class A	Class B	Class C
Net assets	$2,234,513	$26,448,672	$3,824,305	$724,585
Number of shares outstanding	214,849	2,548,404	371,315	70,411
Net asset value per share (net assets divided by number of shares outstanding)	$10.40	$11.01	$10.30	$10.29

     DESCRIPTION OF THE TRUST. It is not contemplated that regular annual meetings of shareholders will be held. Shareholders of each Portfolio have the right, upon the declaration in writing or vote by two-thirds of the outstanding shares of the Portfolio, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of a Portfolio's outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders of that Portfolio for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Portfolio's shareholder list or mail the applicant's communication to all other shareholders at the applicant's expense.

     When issued, shares of each class are fully paid and have no preemptive, conversion (except Class B Shares) or other subscription rights. Each class of shares represents identical interests in the applicable Portfolio's investment Portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each class, (b) the effect of the respective sales charges, if any, for each class, (c) the distribution fees borne by each class, (d) the expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) the exchange privilege of each class. Upon liquidation of the Trust or any Portfolio, shareholders of each class of shares of a Portfolio are entitled to share pro rata in the net assets of that class available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

     The assets received by the Trust on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Trust's books of account. Expenses not otherwise identified with a particular Portfolio will be allocated fairly among two or more Portfolios by the Board of Trustees. The Trust's Board of Trustees has agreed to monitor the Portfolio transactions and management of each of the Portfolios and to consider and resolve any conflict that may arise.

     The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for each Portfolio's obligations, and provides that each Portfolio shall indemnify any shareholder who is held personally liable for the obligations of that Portfolio. It also provides that each Portfolio shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of that Portfolio and shall satisfy any judgment thereon.

     INDEPENDENT AUDITORS. Tait, Weller & Baker, served as the independent auditors of each Portfolio dated August 31, 2003.  Their services include auditing the annual financial statements and financial highlights of each  Portfolio as well as other related services.

     TRUST COUNSEL. Mayer, Brown, Rowe & Maw LLP, located at 1675 Broadway, New York, New York 10019, acts as the Trust's legal counsel.

     CUSTODIAN. The Bank of New York, located at 15 Broad Street, 7th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

     TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT.  Gemini Fund Services, LLC, located at 4020 South 147th Street, Suite # 2, Omaha, NE 68137, serves as the Trust’s transfer agent and shareholder servicing agent.

     DISTRIBUTION OPTIONS. Shareholders may change their distribution options by giving the Transfer Agent three days prior notice in writing.

     TAX INFORMATION. The Federal tax treatment of the Portfolios' dividends and distributions is explained in the Prospectus under the heading "Dividends, Distributions and Taxes." A Portfolio will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all its ordinary income for that year and capital gains for the one year period ending on October 31 of that year.

     RETIREMENT PLANS. The Distributor may print advertisements and brochures concerning retirement plans, lump sum distributions and 401-k plans. These materials may include descriptions of tax rules, strategies for reducing risk and descriptions of 401-k programs. From time to time hypothetical investment programs illustrating various tax-deferred investment strategies will be used in brochures, sales literature, and omitting prospectuses. The following examples illustrate the general approaches that will be followed. These hypotheticals will be modified with different investment amounts, reflecting the amounts that can be invested in different types of retirement programs, different assumed tax rates, and assumed rates of return. They should not be viewed as indicative of past or future performance of any of the Distributor's products.

     EXAMPLES

     Benefits of Long-Term Tax-Free Compounding - Single Sum

     Amount of Contribution: $100,000 Rates of Return

YEARS	8.00%	10.00%	12.00%
VALUE AT END
5	$146,933	$161,051	$176,234
10	$215,892	$259,374	$310,585
15	$317,217	$417,725	$547,357
20	$466,096	$672,750	$964,629
25	$684,848	$1,083,471	$1,700,006
30	$1,006,266	$1,744,940	$2,995,992

     Benefits of Long-Term Tax-Free Compounding - Periodic Investment

     Amount Invested Annually: $2,000 Rates of Return

YEARS	8.00%	10.00%	12.00%
VALUE AT END
5	$12,672	$13,431	$14,230
10	$31,291	$35,062	$39,309
15	$58,649	$69,899	$83,507
20	$98,846	$126,005	$161,397
25	$157,909	$216,364	$298,668
30	$244,692	$361,887	$540,585

     Comparison of Taxable and Tax-Free Investing--Periodic Investments
      (Assumed Tax Rate: 28%)

     Amount of Annual Contribution (Pre-Tax): $2,000

     Tax Deferred Rates of Return

YEARS	8.00%	10.00%	12.00%
VALUE AT END
5	$12,672	$13,431	$14,230
10	$31,291	$35,062	$39,309
15	$58,649	$69,899	$83,507
20	$98,846	$126,005	$161,397
25	$157,909	$216,364	$298,668
30	$244,692	$361,887	$540,585

     Annual Contribution (After Tax): $1,440 Fully Taxed Rates of Return

YEARS	5.76%	7.20%	8.64%
VALUE AT END
5	$8,544	$8,913	$9,296
10	$19,849	$21,531	$23,364
15	$34,807	$39,394	$44,654
20	$54,598	$64,683	$76,874
25	$80,785	$100,485	$125,635
30	$115,435	$151,171	$199,429

     Comparison of Tax Deferred Investing -- Deducting Taxes at End
      (Assumed Tax Rate at End: 28%)

     Amount of Annual Contribution: $2,000 Tax Deferred Rates of Return

YEARS	8.00%	10.00%	12.00%
VALUE AT END
5	$11,924	$12,470	$13,046
10	$28,130	$30,485	$33,903
15	$50,627	$58,728	$68,525
20	$82,369	$101,924	$127,406
25	$127,694	$169,782	$229,041
30	$192,978	$277,359	$406,021

     REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

FINANCIAL STATEMENTS

     The financial statements and independent auditor's report required to be included in this STATEMENT OF ADDITIONAL INFORMATION are incorporated herein by reference to the Trust's ANNUAL REPORT TO SHAREHOLDERS for the year ended August 31, 2003.  The Trust will provide these REPORTS without charge upon request by calling the Trust at 1-888-672-4839.

APPENDIX A-- RATINGS

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of other terms of the contract over long periods may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

     A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

     BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt, however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

     B. Debt rated B has a greater vulnerability to default bit presently has the capacity to meet interest and principal payments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

DESCRIPTION OF FITCH'S MUNICIPAL BOND RATINGS

     Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong.

     Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

     Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment.

     Debt rated "BB" is considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     Debt rated "B" is considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     Debt rated "CCC" has certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

     DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Moody's ratings for state and municipal notes and other short-term loans are designated "Moody's Investment Grade" ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

     MIG-l/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Standard & Poor's tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

     SP-1. Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2. Satisfactory capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Commercial paper rated Prime-l by Moody's are judged by Moody's to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

     Duff & Phelps' short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

      The Fund has delegated responsibility to the various Advisors to vote proxies in accordance with the Advisors Proxy Voting Policies and Procedures (all of which are attached hereto).

Proxy Voting Policy & Procedures – Harris Bretall Sullivan & Smith LLC

I.

Policy Summary

Harris Bretall Sullivan & Smith LLC, and MDT Advisers, a division of Harris Bretall Sullivan & Smith LLC, (together, “the Company”) take seriously their legal and fiduciary obligations concerning proxy voting.  The Company has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients, in accordance with ERISA, our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.  Our authority to vote the proxies of our clients is established in our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations.

The Employee Retirement Income Security Act (ERISA) requires fiduciaries to act “solely in the interest of the participants and beneficiaries of the plan” and “for the exclusive purpose of providing benefits to and defraying reasonable expenses of administering the plan.” While ERISA is silent on proxy voting, the Labor Department has held that the right to vote shares of stock owned by a pension plan is an asset of the plan. Therefore, the fiduciary’s responsibility to manage the assets includes proxy voting.

II.

Guiding Principles

The Company’s proxy voting procedures adhere to the following broad principles:

•

Voting rights have economic value and must be treated accordingly. This means fiduciaries (the Company) have a duty to vote proxies in those cases where fiduciary responsibility has been delegated.

•

Proxy voting matters are conducted in the best interests of the client, and any material conflicts are resolved in accordance with the client’s best interests.

•

The Company generally expects to vote its proxies in favor of the position recommended by management and the board of directors of a portfolio company, so long as the position of company management would not adversely affect the value of the investment and in the best interest of the Company’s clients.

•

Each vote is cast on an individual, case-by-case basis, taking into consideration all relevant facts and circumstances at the time of the vote.

•

Proxy voting procedures are developed by the Company in accordance with the nature of the Company’s advisory business, with particular attention paid to the types of client portfolios managed, and any specific policies adopted by the Company’s clients.

•

Fiduciaries must maintain documented voting policies or guidelines to govern proxy voting decisions, and maintain records of proxy voting.

III.      Delegation

In cases where voting authority is delegated to an investment manager, no one can direct the investment manager’s vote on a specific issue or on a specific company unless that contingency is specified in the plan document, or in some other document delivered by the client to the investment manager.  The Company will not vote proxies in client accounts where the client has not delegated such voting powers to the Company, either by advisory contract or otherwise.

If such direction of a vote occurs in the absence of a formal specification in the plan document, both parties would be guilty of an ERISA violation. Finally, even if voting power is delegated, the trustee or named fiduciary is still responsible for monitoring what the investment manager or proxy voting agent does.

IV.

Procedures

A.

Establish Guidelines

Annually, the Research Director of the Company will review and update the proxy voting Guidelines to be used when assessing specific votes. The Guidelines provide a logical framework for considering commonly observed proxy issues, and ensure that questions of economic impact are given priority consideration. Most importantly, the Company’s Guidelines ensure votes will be solely in the best interests of the Company’s clients.

B.

Assign Personnel

A senior investment professional of the firm, the Research Director or his designee, shall be designated as the Company's Proxy Officer, and will be responsible for the voting of proxies in accordance with the Guidelines.  An employee of the Company shall be designated by the Research Director as the firm's Proxy Manager, and will be responsible for assembling incoming proxy materials and implementing voting decisions made by the Proxy Officer.

C.

Determine Proxies to be Voted

The Proxy Manager will notify the Proxy Officer of upcoming votes, and what issues are to be voted on for those holdings in the Company’s portfolios. On a weekly or more frequent basis, using Proxy Edge and IRRC services, the Company will match portfolio holdings against announced or pending votes. During these reviews, the Company will also note and reconcile any missing proxy or share discrepancies.

D.

Conflicts of Interest

The Company’s proxy voting policies and procedures are designed to ensure that proxies are properly voted, material conflicts are avoided, and fiduciary obligations are fulfilled.

Company personnel may be nominated to serve on the board of directors of a portfolio company.  In these cases, following review by the Company’s Executive Committee, the employee will be asked to decline the nomination due to an inherent conflict of interest with those of the Company’s clients.

There may be occasions (although Company anticipates they would be rare) where the proxy guidelines or policies of one of the managed accounts may conflict with Company’s general guidelines or with the guidelines or policies of another managed account.  In such a case, it is Company’s policy to attempt to comply with each of the different client policies so long as, in doing so, Company continues to comply with ERISA and any other applicable law, regulation and policy.  In order to achieve compliance with differing guidelines or policies, it may be necessary to vote the proxies on a proportionate basis (based on number of shares held).  If there is to be a departure from a managed account’s proxy voting policy or guidelines, Company’s Proxy Officer will confer with the employee responsible for the client relationship to address and resolve the situation as appropriate.

E.

Voting

When there is a pending vote, the Proxy Officer will review proxy issues in light of the Guidelines and the fiduciary duty of the Company, and determine the Company’s vote.  The Proxy Officer will determine and clearly indicate the Company's decision on each issue, and communicate this information to the Proxy Manager.  The Research Director may advise the Proxy Officer of his views on a specific issue, or review recent voting decisions to ensure that the Guidelines are being adhered to.  The Research Director will initial all proxies submitted to the Proxy Manager to signify his approval of the votes made by the Proxy Officer.

F.

Mark and Return Proxies

Using ProxyEdge and IRRC services, the Company will vote electronically all shares for a specific holding, record said votes by account, and confirm that votes are received and noted.  Any ballots that require manual voting instead of electronic means through the ProxyEdge and IRRC services will be also voted accordingly.

G.

Record Keeping

The Company will maintain, or arrange for the maintenance through ProxyEdge and IRRC,  the following records:

•

Complete file of individual company proxy material – annual report, prospectus, and sample ballot.

•

Votes cast for each company, in electronic format for those voted on ProxyEdge and IRRC services, and in hard copy for manually votes proxies.

•

Reports, memoranda or other materials used in determining votes.

•

Basis for votes not cast pursuant to management recommendations, including votes cast in accordance with client account guidelines and those voted according to a specific guideline or deviation from a guideline.

Proxy Voting Policy & Procedures - CIML

The following policy has been approved by the President of CIML and the CIML Investment Committee effective August 19, 2003.  This policy replaces the CIML Proxy Voting Policy adopted May 16, 2003.  Portfolio Management staff will be responsible for prudent periodic review of the policy for suitability and conflicts of interest.  Proxy voting decisions will be made in accordance with the best investment interests and stated objectives of the investor or beneficiary account.  Proxy voting decisions will be made by the appropriate portfolio manager with responsibility for the account.  A Proxy Voting Card will be completed and signed by a portfolio manager.  A photocopy of the Proxy Voting Card will be filed by date and by account. All Proxy Voting Cards will be summarized continuously for reporting as needed.  This policy is applicable to all accounts for which CIML has proxy voting authority.

CIML’s Policy will be to generally vote in favor of:

I.

The election of directors, assuming:

A.

there is no known reason for opposing any nominee.

B.

the election is not contested.

II.

The approval of auditors, assuming a reputable firm is proposed.

III.

Approval of authorization to issue additional stock for:

A.

stock dividends and stock splits.

B.

stock option or stock purchase plans (so long as the sum of the additional shares plus shares reserved under existing plans and option shares granted but not exercised does not exceed 15% of the total shares outstanding and the exercise price is not less than 85% of the current market value at the time of the grant).

IV.

Authorization of additional stock for acquisitions or for financing general capital expenditures.

V.

Authorization of a new class of stock with gives the board of directors authority to fix voting rights and other terms, but no more than one vote for each share and absent any proposal for issuance of the stock.

VI.

Provisions regarding indemnification of officers and directors covering only future actions.

VII.

Investment fund advisor contracts establishing management fees at 100 bp or less of the net asset value.

VIII.

Proposals requiring stockholder approval for the repurchase of company stock at an above market price from a significant share holder (generally greater than 5% of total outstanding shares).

IX.

Increasing the required vote to a super-majority for approving mergers and other business combinations.

X.

Increasing the required vote to a super-majority for approving charter amendments.

XI.

Reasonable restrictions that require a super-majority, or cause to be shown, on the right to remove directors.

XII.

Classification of the board of directors.

XIII.

The elimination of action by written consent of less than all of the shareholders.

XIV.

Prospective limitations on the liability of directors for damage for breach of duty of care to the extent the limitations do not violate applicable law.

XV.

Reincorporation in states having more flexible or thoroughly interpreted corporation laws.

XVI.

Limitation on membership of audit and compensation committees to only outside directors.

XVII.

Proposals opposing change-of-control severance agreements for management if the agreement provides for payments that would exceed amounts deductible by the Company or contain tax gross-up provisions.

XVIII.

Proposals to establish performance based executive compensation programs that are designed to meet the requirements of the IRS Code and preserve the deductibility of compensation for covered employees in excess of $1 million and other compensation and/or benefit proposals for executives absent evidence of poor performance in the Company’s share price or by the executives in question.

XIX.

Such other business as may come before the meeting, provided no present knowledge of any specific matter exists.

CIML’s Policy will be to generally vote against:

I.

Increasing the required vote for approval of mergers and other combinations to more than two-thirds of the outstanding shares unless coupled with a ‘fair price’ provision.

II.

Increasing the required vote for approval of amendments to the charter to more than two-thirds of the outstanding shares, except with respect to amending a ‘fair price’ provision.

III.

Ratification of all past acts of officers and directors.

IV.

Shareholder proposals opposed by management which appear to be unreasonable or unnecessary.

V.

Authorizing a new class of stock which gives the board of directors unlimited authority to fix voting rights and other terms.

VI.

Dual class stock proposals where public shareholders are issued stock having no or lower voting rights if the effect is to provide insiders or a small group of shareholders with voting power that is substantially disproportionate to their equity interests, unless such stock is issued in a transaction such as an acquisition that has a significant business purpose other than affecting control.

CIML will treat conflicts of interest between CIML and acounts as follows:

I.

CIML shall review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of the account on the one hand and CIML and its affiliates, directors, officers, employees (and other similar persons) on the other hand  (a “potential conflict”).  CIML shall perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy.

II.

If CIML determines that a potential conflict may exist, it shall resolve any such conflict in a manner that is in the collective best interests of the applicable account and CIML’s other accounts (excluding any account that may have a potential conflict).

III.

Without limiting the generality of the foregoing, CIML may resolve a potential conflict in any of the following manners:

A.

if the proposal that gives rise to a potential conflict is specifically addressed in CIML’s Proxy Voting Policies and Procedures, CIML may vote the proxy in accordance with the predetermined policies and guidelines set forth in such Proxy Voting Policies and Procedures; provided that such predetermined policies and guidelines involve little discretion on the part of CIML.

B.

CIML may disclose the potential conflict to the account and obtain the account’s consent before directing CIML to vote in the manner approved by the account.

C.

CIML may engage an independent third-party to determine how the proxy should be voted; or

D.

CIML may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

IV.

CIML shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of CIML’s senior account representatives actually knew or reasonably should have known of the potential conflict.

Proxy Voting Policy & Procedures – UBS Global Asset Management

Global Voting and Corporate Governance Policy

A. General Corporate Governance Benchmarks

B. Proxy Voting Guidelines – Macro Rationales

C. Proxy Voting Disclosure Guidelines

7

D. Proxy Voting Conflict Guidelines

8

GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders.  We believe voting rights have economic value and must be treated accordingly.  Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility.  Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value.  Thus, we expect board members of companies we have invested in (the “company” or “companies”) to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.  Underlying our voting and corporate governance policies we have three fundamental objectives:

1.

We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

2.

 In order to do this effectively, we aim to utilize the full weight of our clients’ shareholdings in making our views felt.

3.

As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful.  We actively pursue this interest by promoting best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.  This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in.   However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

A.  GENERAL CORPORATE GOVERNANCE BENCHMARKS

UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment.  While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance.  Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

Principle 1:  Independence of Board from Company Management

Guidelines:

*

Board exercises judgment independently of management.

*

Separate Chairman and Chief Executive.

*

Board has access to senior management members.

*

Board is comprised of a significant number of independent outsiders.

*

Outside directors meet independently.

*

CEO performance standards are in place.

*

CEO performance is reviewed annually by the full board.

*

CEO succession plan is in place.

*

Board involvement in ratifying major strategic initiatives.

*

Compensation, audit and nominating committees are led by a majority of outside directors.

Principle 2: Quality of Board Membership

Guidelines:

*

Board determines necessary board member skills, knowledge and experience.

*

Board conducts the screening and selection process for new directors.

*

Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

*

Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

*

Board meets regularly (at least four times annually).

Principle 3: Appropriate Management of Change in Control

Guidelines:

*

Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

*

Any contracts or structures which impose financial constraints on changes in control should require prior shareholder approval.

*

Employment contracts should not entrench management.

*

Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

Principle 4:  Remuneration Policies are Aligned with Shareholder Interests

Guidelines:

*

Executive remuneration should be commensurate with responsibilities and performance.

*

Incentive schemes should align management with shareholder objectives.

*

Employment policies should encourage significant shareholding by management and board members.

*

Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.

*

Long-term incentives should be linked to transparent long-term performance criteria.

*

Dilution of shareholders’ interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

Principle 5:  Auditors are Independent

Guidelines:

*

Auditors are approved by shareholders at the annual meeting.

*

Audit, consulting and other fees to the auditor are explicitly disclosed.

*

The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.

*

Periodic (every 5 years) tender of the audit firm or audit partner.

B.  PROXY VOTING GUIDELINES – MACRO RATIONALES

Macro Rationales are used to explain why we vote on each proxy issue.  The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

1.  GENERAL GUIDELINES

a.

When our view of the issuer’s management is favorable, we generally support current management initiatives.  When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

b.

If management’s performance has been questionable we may abstain or vote against specific proxy proposals.

c.

Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

d.

In general, we oppose proposals, which in our view, act to entrench management.

e.

In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

f.

We will vote in favor of shareholder resolutions for confidential voting.

2.  BOARD OF DIRECTORS & AUDITORS

a.

Unless our objection to management’s recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

b.

We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

c.

We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

d.

We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

e.

We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

3.  COMPENSATION

a.

We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

b.

Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

c.

All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

d.

We may vote against a compensation or incentive program if it is not adequately tied to a company’s fundamental financial performance, is vague, is not in line with market practices, allows for option re-pricing, does not have adequate performance hurdles or is highly dilutive.

e.

Where company and management’s performance has been poor, we may object to the issuance of additional shares for option purposes  such that management is rewarded for poor performance or further entrenches its position.

f.

Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably.  We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

4.  GOVERNANCE PROVISIONS

a.

We believe that votes at company meetings should be determined on the basis of one share one vote.  We will vote against cumulative voting proposals.

b.

We believe that “poison pill” proposals, which dilute an issuer’s stock when triggered by particular events such as take over bids or buy-outs should be voted on by the shareholders and will support attempts to bring them before the shareholders.

c.

Any substantial new share issuance should require prior shareholder approval.

d.

We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

e.

We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

f.

We generally do not oppose management’s recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

5.  CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

a.

It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

b.

In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action.  We support shareholder proposals to eliminate dual class schemes.

6.  MERGERS, TENDER OFFERS & PROXY CONTESTS

a.

Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

7.  SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL

a.

Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

b.

There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management’s ability to find an optimal solution.  While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal.  We prefer to address these issues through engagement.

c.

Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

8.  ADMINISTRATIVE & OPERATIONS

a.

Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue.  Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

b.

We are sympathetic to shareholders who are long-term holders of a company’s stock, who desire to make concise statements about the long-term operations of the company in the proxy statement.  However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

9.  MISCELLANEOUS

a.

Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client’s direction.

b.

Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote.  Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

c.

For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy.

C. PROXY VOTING DISCLOSURE GUIDELINES

*

Upon request or as required by law or regulation, UBS Global Asset Management will disclose to a client or a client’s fiduciaries, the manner in which we exercised voting rights on behalf of the client.

*

Upon request, we will inform a client of our intended vote.  Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline.   If the request involves a conflict due to the client’s relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately. (See Proxy Voting Conflict Guidelines below).

*

Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy.  We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Global Chief Investment Officer and regional Legal & Compliance representative.

*

Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company’s proxies.

*

Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

*

In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

*

We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

*

The Local and Global Chief Investment Officer must approve exceptions to this disclosure policy.

Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

D.  PROXY VOTING CONFLICT GUIDELINES

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset Management has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

*

Under no circumstances will general business, sales or marketing issues influence our proxy votes.

*

UBS Global Asset Management and its affiliates engaged in banking, broker-dealer and investment banking activities (“Affiliates”) have policies in place prohibiting the sharing of certain sensitive information.  These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate.  Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately.  [Note:  Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.]

Proxy Voting Policies & Procedures  - Columbus Circle Investors

I.

Procedures

Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients’ investment accounts.  At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.

For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.

In addition to voting proxies for clients, Columbus Circle:

1)

provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted.  Columbus Circle delivered a copy of this summary to all clients as of August 6, 2003, and provides it to all new clients as part of its Form ADV, Part II disclosure brochure;

2)

applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

3)

keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

4)

monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately;

5)

and this written proxy voting policy, which may be updated and supplemented from time to time;

Frank Cuttita, Columbus Circle’s Chief Administrative Officer, will maintain Columbus Circle’s proxy voting process.  Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.

II.

Voting Guidelines

Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently.  The Operating Committee of Columbus Circle has adopted the following voting parameters.

To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Columbus Circle has delegated to ISS the authority to vote Columbus Circle’s clients’ proxies consistent with the following parameters.  ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters.  If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review.  Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.

A.

Management Proposals:

1.

When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

♦  "Normal" elections of directors

♦  Approval of auditors/CPA

♦  Directors' liability and indemnification

♦  General updating/corrective amendments to charter

♦  Elimination of cumulative voting

♦  Elimination of preemptive rights

2.

When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

♦  Capitalization changes that eliminate other classes of stock and voting rights

♦  Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.

♦  Stock purchase plans with an exercise price of not less than 85% FMV

♦  Stock option plans that are incentive based and not excessive

♦  Reductions in supermajority vote requirements

♦  Adoption of antigreenmail provisions

3.

When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

♦  Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders

♦  Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

♦  Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

♦  Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions

♦  Classified or single-slate boards of directors

♦  Reincorporation into a state that has more stringent anti-takeover and related provisions

♦  Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

♦  Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case

♦  Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

♦

Amending articles to relax quorum requirements for special resolutions

♦

Re-election of director(s) directly responsible for a company’s fraudulent or criminal act

♦

Re-election of director(s) who holds offices of chairman and CEO

♦

Re-election of director(s) who serve on audit, compensation and nominating committees

♦

Election of directors with service contracts of three years, which exceed best practice and any change in control provisions

♦

Adoption of option plans/rants to directors or employees of related companies

♦

Lengthening internal auditors’ term in office to four years

B.

Shareholder Proposals:

Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders.  Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes.  Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.

1.

When voting shareholder proposals, in general, initiatives related to the following items are supported:

♦  Auditors should attend the annual meeting of shareholders

♦  Election of the board on an annual basis

♦  Equal access to proxy process

♦  Submit shareholder rights plan poison pill to vote or redeem

♦  Undo various anti-takeover related provisions

♦  Reduction or elimination of super-majority vote requirements

♦

Anti-greenmail provisions

♦

Submit audit firm ratification to shareholder votes

♦

Audit firm rotations every five or more years

♦

Requirement to expense stock options

♦

Establishment of holding periods limiting executive stock sales

♦

Report on executive retirement benefit plans

♦

Require two-thirds of board to be independent

♦

Separation of chairman and chief executive posts

2.

When voting shareholder proposals, in general, initiatives related to the following items are not supported:

♦  Requiring directors to own large amounts of stock before being eligible to be elected

♦  Restoring cumulative voting in the election of directors

♦  Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

♦  Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions;

     and the Valdez principles.

♦

Restrictions banning future stock option grants to executives except in extreme cases

1.

Additional shareholder proposals require case-by-case analysis

♦

Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)

♦

Requirements that stock options be performance-based

♦

Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval

♦

Shareholder access to nominate board members

♦

Requiring offshore companies to reincorporate into the United States

Another expression of active involvement is the voting of shareholder proposals.  Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management.  Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots.  Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management.  It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.

Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue.  These activities and others that could be considered expressions of activism are not under consideration at this time.  Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication.  Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.

I.

Conflicts of Interest

Columbus Circle will monitor its proxy voting process for material conflicts of interest.  It is not anticipated that material conflicts of interest will be impact Columbus Circle’s proxy voting process.  By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.

Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest.  As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.

In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above and requires additional company-specific decision-making, Columbus Circle will contact each client for which it would be authorized to vote such security for consent to vote the proxy in a recommended manner.  Columbus Circle expects that this will happen only rarely, if at all.

Proxy Voting Policies & Procedures – Fox Asset Management

FOX ASSET MANAGEMENT

PROXY VOTING POLICY

(Standard)

Introduction

Fox Asset Management (“Fox”) has adopted and implemented policies (and the procedures into which they are incorporated) that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.  Fox’s authority to vote the proxies of its clients is established by their advisory contracts or similar documentation.  These proxy policies (and the procedures into which they are incorporated) reflect the Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

For those accounts which Fox has undertaken to vote proxies, Fox retains the final authority and responsibility for such voting.  On behalf of its valued clients, Fox:

1)

applies a proxy voting policy consistently;

2)

documents the reasons for voting; and

3)

maintains records of voting activities for clients and regulating authorities.

Institutional Shareholder Services

In order to facilitate this proxy voting process, Fox has retained Institutional Shareholder Services (ISS) to assist the firm with in-depth proxy research, vote execution, and the record keeping necessary for the appropriate management of a client account.  ISS is an advisor that specializes in providing a variety of fiduciary-level services related to proxy voting.

Recordkeeping

Fox will maintain records relating to the proxies it votes on behalf of its clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended.  Those records will include:

•

A copy of Fox’s proxy voting policies and procedures;

•

Proxy statements received regarding client securities (if such proxies are available on the SEC’s EDGAR system or a third party undertakes to promptly provide a copy of such documents to Fox, Fox does not need to retain a separate copy of the proxy statement);

•

A record of each vote cast;

•

A copy of any document created by Fox that was material to making a decision on how to vote a proxies for a client or that memorializes the basis for such a decision; and

•

Each written client request for proxy voting records and Fox’s written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of Fox for two years after they are created.

Approval of Independent Auditors

Fox believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, and closely allied audit–related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee.  Fox will also consider the reputation of the auditor and any problems that may have arisen in the auditor’s performance of services.

Voting Policy

Fox manages client accounts solely in the best interest of the recipients or beneficiaries of the funds it is investing.  Industry standards of care, skill, prudence and diligence are brought to bear on every investment action.  This philosophy of prudence is applied to proxy voting as well.

Fox purchases an equity, focusing on the ability of the company’s board of directors and senior management to improve shareholder value.  However, the confidence in management shown by Fox’s purchase of the stock does not transfer to automatic voting procedures whereby Fox “rubber stamps” its wishes on the proxy ballot.

Fox views the proxy as an economic instrument, and makes proxy voting decisions based on financial criteria when present.  At the same time, decisions will, whenever possible, protect the rights of its clients as shareholders.  Thus, in making a proxy voting decision, two primary considerations are in effect: first, the economic impact of the proposal; and second, the impact of the proposal on shareholder rights.

For Fox’s clients who are supportive of timely--and sometimes controversial--social issues, Fox will attempt to vote proxies in a manner that reflects their perspective.  However, it should be noted that Fox will support a social ballot item only after a careful assessment of the extent to which the outcome that is advocated in the social proposal would impair or injure the company’s chances to fulfill its mission and meet its growth targets.

Therefore, to summarize all votes will be reviewed on a case-by-case basis and no issues will be considered routine.  Each issue will be considered in the context of the company under review and the account for which Fox is voting.  In other words, proxy voting guidelines are just that – guidelines.  When company- and client-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

Keeping in mind the concept that no issue is considered “routine,” outlined below are general voting parameters on various types of issues when there are no company- and client-specific reasons for voting to the contrary.

Specific Policies-Management Proposals

I.

When voting on common, management-sponsored initiatives, Fox generally, although not always, votes in support of management.

A.

Uncontested election of directors

•

Fox will assess the attendance record of board members, and potentially withhold support based on a poor attendance.  Poor attendance can be defined as failing to attend 75% of the scheduled board meetings.

•

In re-electing incumbent directors, the long-term performance of the company relative to its peers—Fox will not vote to re-elect a board if the company has had consistent poor performance relative to its peers in the industry, unless the board has taken or is attempting to take steps to improve the company’s performance.

•

Existence of any prior SEC violations and/or other criminal offenses—Fox will not vote in favor of a director nominee who, to Fox’s actual knowledge, is the subject of SEC or other criminal enforcement actions.

A.

Approval of auditors provided they are independent as per the Sarbanes-Oxley Act.

B.

Directors’ liability and indemnification.

Liability and indemnification proposals will be supported if the provisions conform with state law.

C.

General updating or passing corrective amendments to charter.

D.

Elimination of preemptive rights.

E.

Approval of a stock split.

I.

When voting items, which have a potential positive financial or best interest impact, Fox generally, although not always, votes in support of management.

A.

Capitalization changes which eliminate other classes of stock and differential voting rights.

B.

Changes in common stock authorization for stock splits, stock dividends, and other specified needs which are no more than 100% of the existing authorization.

C.

Stock purchase plans that conform with Section 423 of the Internal Revenue Code.  However, plans with voting power dilution of greater than 10% will not be supported.

D.

Other stock-based plans which are appropriately structured.

E.

Reductions in supermajority vote requirements.

F.

Adoption of anti-greenmail provisions.

G.

Mergers and acquisitions that are positive to shareholders after considering the following criteria: anticipated financial and operating benefits; offer price (cost v. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

H.

Mutual Funds: Approve or amend investment advisory agreement if the fee is comparable to similar funds.

I.

Mutual Funds: Approve change in fundamental investment policies if there is no significant change in risk or in investment objective.

I.

When voting items which have a potential negative financial or best interest impact, Fox generally, although not always, votes to oppose management.

A.

Elimination of cumulative voting.

B.

Capitalization changes which add classes of stock which are “blank check” in nature or that dilute the voting interests of existing shareholders.

C.

Increases in capitalization authorization greater than 100% where management does not offer an appropriate rationale for the increase or that appear to be contrary to the best interests of existing shareholders.

D.

Anti-takeover provisions which serve to prevent the majority of shareholders from exercising their rights or which effectively deter appropriate tender offers and other offers.

E.

Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions.

F.

Classified boards of directors.

G.

Reincorporation into a state which has more stringent anti-takeover and related provisions.

H.

Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or which trigger provisions which prevent legitimate offers from proceeding.

I.

Excessive compensation or non-salary compensation-related proposals.

J.

Excessive change-in-control provisions embedded in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

K.

Approve or amend director age restrictions.

L.

Adjournment of meeting in order to solicit additional votes.

M.

“Other business as properly comes before the meeting” proposals which give a “blank check” to those acting as proxy.

Specific Policies-Shareholder Proposals

Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders.  Under ERISA, it is inappropriate to use plan assets to carry out such social agendas or purposes.

All shareholder proposals are examined closely to determine economic impact and the impact on the interests of shareholders.

I.

When voting shareholder proposals, Fox in general supports the following items:

A.

Auditors should attend the annual meeting of shareholders.

B.

Restoring cumulative voting in the election of directors.

C.

Election of the board on an annual basis (declassify the board).

D.

Establishing independent audit, nominating, or compensation committees.

E.

Bylaw or charter amendments to be made only with shareholder approval.

F.

Submit shareholder rights plan (poison pill) to vote, or redeem the plan.

G.

Confidential voting.

H.

Expanded reporting of financial or compensation information, within reason.

I.

Undo various anti-takeover related provisions.

J.

Reduction or elimination of supermajority vote requirements.

K.

Anti-greenmail provisions.

L.

Opting-out of state business combination provisions.

M.

Requiring a majority of independent directors on the board.

N.

Elimination of outside directors’ retirement benefits.

I.

When voting shareholder proposals, Fox in general opposes  the following items:

A.

Limiting tenure of directors.

B.

Requiring directors to own stock before being eligible to be elected.

C.

Reports which are costly to provide, would require duplicative efforts, would require expenditures which are of a non-business nature, or would provide no pertinent information from the perspective of ERISA shareholders.

D.

Restrictions related to social, political, or special interest issues which negatively impact the ability of the company to do business or be competitive .

E.

Proposals which require inappropriate endorsements or corporate actions.

F.

Establishing a mandatory retirement age for directors.

G.

Adoption of labor standards for foreign and domestic suppliers.

I.

When voting shareholder proposals, Fox in general abstains on the following items:

A.

Energy and the environment.

B.

Northern Ireland.

C.

Military business.

D.

Maquiladora Standards and International Operations Policies.

E.

Proposals regarding equal employment opportunities and discrimination.

F.

Requests that companies end their production of legal, but socially questionable, products.

G.

Human resources issues.

H.

Equality principles on sexual orientation.

Corporate Governance

Corporate governance issues may include, but are not limited to, the following:

A.

Corporate Defenses.  Although Fox will review each proposal on a case-by-case basis, Fox will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion.  Fox will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

B.

Corporate Restructuring.  These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations.  In determining the vote on these types of proposals, Fox will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company’s long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

Identification and Resolution of Conflicts with Clients

As fiduciaries to its clients, Fox puts the interests of its clients ahead of its own.  In order to ensure that relevant personnel of Fox are able to identify potential conflicts of interest, Fox will take the following steps:

•

An employee of the Operations and Information Services Department of Fox will compile a list of client accounts to determine if any equity securities owned by Fox clients would be a potential “conflicted company” and compare the list of conflicted companies with the names of companies for which it expects to receive or has received proxy statements.

•

A determination will be made by a member of the Investment Committee if a conflict of interest exists between Fox and its client.   If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

•

If the employee designated to administer proxies expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the “Policies”), he/she will (i) inform the Investment Committee or its designees of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

•

If the employee designated to administer proxies intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, Fox will seek instruction on how the proxy should be voted from:

a.

The client, in the case of an individual or corporate client;

b.

The Board of Directors, or any committee thereof identified by the Board, in the case of a Fund; or

c.

The adviser, in situations where Fox acts as a sub-adviser to such adviser.

Fox will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Board of Directors or Fox, as the case may be, fails to instruct Fox on how to vote the proxy, Fox will generally abstain from voting in order to avoid the appearance of impropriety.  If, however, the failure of Fox to vote its clients proxies would have a material adverse economic impact on Fox’s clients’ securities holdings in the Conflicted Company, Fox may vote such proxies in order to protect its clients’ interests.   In either case, the employee designated to administer proxies will record the existence of the conflict and the resolution of the matter.

Proxy Voting Policies & Procedures – OpCap Advisors LLC

OpCap Advisors LLC

Proxy Voting Policy and Procedures

Version 1.2 - Effective August 1, 2003

Allianz Dresdner Asset Management of America L.P.

ADAM Proxy Voting Policy and Procedures

General Policy

Allianz Dresdner Asset Management of America L.P. and its subsidiaries (collectively, “ADAM Advisers”) vote proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself.  When voting proxies, ADAM Advisers’ primary objective is to make voting decisions solely in the best interests of its clients.  ADAM Advisers will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

This policy sets forth the general standards for proxy voting whereby an ADAM Adviser has authority to vote its client’s proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.

The general policy contains the following standards for each ADAM Adviser:

•

Exercising responsibility for voting decisions

•

Obligation to vote must be clearly established based on written guidelines

•

Resolving conflicts of interest

•

Making appropriate disclosures to clients

•

Creating and maintaining appropriate records

•

Providing clients access to voting records

•

Outsourcing the proxy voting administrative process

Responsibility for Voting Decisions

Chief Investment Officer

Exercise of shareholder voting rights is an investment decision.  Accordingly, it is the responsibility of the Chief Investment Officer of the ADAM Adviser to ensure that voting decisions are organized and conducted in accordance with portfolio objectives, and any applicable legal requirements and client expectations, if any.  In order to ensure that this obligation is carried out, the Chief Investment Officer of each ADAM Adviser (or line of business, if appropriate) shall designate an employee or a committee to be responsible for all aspects of the exercise of shareholder rights (the “Proxy Committee”).

Proxy Committee

The Proxy Committee shall be governed by this policy and will perform the following duties:

•

Execute or engage a third party service provider to vote proxies in accordance with the Company’s guidelines;

•

Document, in the form of a report, the resolution of any conflicts of interest between the ADAM Adviser and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients;

•

Approve and monitor the outsourcing of voting obligations to third-parties; and

•

Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

Obligation to Vote Must be Clearly Established

When an investment management or client relationship is established, the obligation of the ADAM Adviser to vote may be inherent in the relationship or, in some cases, implied as a matter of law.  In some situations, the client may prefer to vote (or direct the voting) for portfolio securities.

ADAM Adviser’s obligation with respect to voting rights should be explicitly identified in each client Investment Advisory Agreement.  A specific clause in the agreement should explain the rights of each party as well as identify if any Proxy Voting Service is used.

Voting Proxies

Written Voting Guidelines

Each ADAM Adviser must establish general voting guidelines for recurring proposals (“Voting Guidelines”).  (See Appendix No. 3 for reference.)

Flexibility

The Voting Guidelines should address routine as well as significant matters commonly encountered.  The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances.

Cost-Benefit Analysis Involving Voting Proxies

An ADAM Adviser shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, an ADAM Adviser may refrain from voting a proxy on behalf of its clients’ accounts.

In addition, an ADAM Adviser may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the ADAM Advisers’ ability to vote such a proxy.  These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Resolving Conflicts of Interest

An ADAM Adviser may have conflicts that can affect how it votes its clients’ proxies. For example, the ADAM Adviser may manage a pension plan whose management is sponsoring a proxy proposal. An ADAM Adviser may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations.  Accordingly, the ADAM Adviser may reach different voting decisions for different clients.  Regardless, votes shall only be cast in the best interests of the client affected by the shareholder right.  For this reason, ADAM Advisers shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

In order to prevent potential conflicts between ADAM affiliates and ADAM group companies, all ADAM Advisers maintain separate and distinct investment decision-making processes, including proposed or actual actions with respect to corporate governance matters affecting portfolio holdings. All ADAM Advisers have implemented procedures to prevent the sharing of business and investment decision objectives, including Proxy Voting decisions.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of each ADAM Adviser shall designate an employee or a proxy committee to be responsible for addressing how the ADAM Adviser resolves such material conflicts of interest with its clients.

Making Appropriate Disclosures to Clients

ADAM Advisers shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement (See Appendix No. 1). The delivery of this statement can be made in Part II of Form ADV or under separate cover.  In the initial year of adoption of this policy, a letter should accompany Form ADV that advises clients of the new disclosure.  (See Appendix No. 2 for a sample letter).

Creating and Maintaining Appropriate Records

Recordkeeping Requirements

In keeping with applicable law1, ADAM Advisers’ recordkeeping requirements are as follows:

•

Copies of the ADAM Advisers Proxy Voting Policy and Procedures;

•

Copies or records of each proxy statement received with respect to clients’ securities for whom an ADAM Adviser exercises voting authority; Records of votes cast on behalf of clients;

•

Records of each vote cast as well as certain records pertaining to the ADAM Adviser’s decision on the vote;

•

Records of written client request for proxy voting information;

Records of written responses from the ADAM Adviser to either written or oral client request;

Retention of Records

Records are kept for at least six years following the date that the vote was cast.  An ADAM Adviser may maintain the records electronically. Third party service providers may be used to maintain proxy statements and proxy votes.

Providing Clients Access to Voting Records

Access by Clients

Generally, clients of an ADAM Adviser have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds managed by an ADAM Adviser shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties

Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

Outsourcing The Proxy Voting Process

To assist in the proxy voting process, an ADAM Adviser may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to an ADAM Adviser should offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

Endnotes

 SEC rule 206(4)-6 [17CFR 275.206(4)-6] and amendments to rule 204-2 [17-CFR 275.204-2] under the Investment Advisers Act of 1940 [15 U.S.C. 80b] (“Advisers Act” or “Act”)

Appendix No. 1

Part II Form ADV Disclosure

General Proxy Voting Policy

OpCap Advisors LLC (the “Company”) typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself.  When voting proxies, the Company’s primary objective is to make voting decisions solely in the best economic interests of its clients.  The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

The Company has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the Company is voting in the best interest of its clients.  The Proxy Guidelines reflect the Company’s general voting positions on specific corporate governance issues and corporate actions.  Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline.  Upon receipt of a client’s written request, the Company may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guideline.  Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy.  The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product.  In addition, the Company may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate.  For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company’s ability to vote the proxy.  These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions.  Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company’s handling of proxy voting responsibilities.

Conflicts of Interest

The Company may have conflicts of interest that can affect how it votes its clients’ proxies.  For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal.  The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients’ proxies.  In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

To obtain a copy of the Policy Guidelines or to obtain information on how your account’s securities were voted, please contact your account representative.

Appendix No. 2

Sample letter to accompany Proxy Voting Policy Statement

Insert: Date

Insert: Client name and address

Reference: Proxy Voting Policy and Procedure

Dear Client:

On January 31, 2003 the SEC adopted a new rule 206(4)-6, “Proxy Voting” under the Investment Advisers Act of 1940. The new rule is designed to prevent material conflicts of interest from affecting the manner in which advisers vote its clients’ proxies. The new rule requires SEC-registered investment advisers that have authority to vote clients’ proxies to adopt written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, including procedures to address any material conflict that may arise between the interest of the adviser and its clients. The adviser must describe these policies and procedures to clients upon their request, and disclose to clients how they can obtain information from the adviser about how the adviser has voted their proxies.

In keeping with the disclosure requirements of the new SEC rule we are enclosing a copy of the Company’s most recent Form ADV Part II, which includes a description of the Company’s Proxy Voting procedures in the form of a General Proxy Voting Policy Statement.

Should you have any questions, please do not hesitate to contact me at insert phone #.

Sincerely,

Appendix No. 3

OpCap Advisors

 Proxy Voting Guidelines

The following are OpCap Advisors LLC’s general Proxy Voting Guidelines that are applied on behalf of all accounts that are managed by OpCap Advisors, Oppenheimer Capital LLC, and PIMCO Equity Advisors LLC (collectively called “Opcap” for purposes of this policy).

Proposal

No.

Description

       Pg. No.

Auditor Related

5

101.

Ratification of Auditors

102.

Auditor Indemnification

Board of Directors

201.

Election of Board of Directors

202.

Board Independence

203.

Changes in Board Size

204.

Cumulative Voting

205.

Director Duties and Stakeholder Laws

206.

Director Indemnification and Liability Protection

207.

Key Committee Composition

Compensation Related

301.

Employee Stock Ownership Plans (ESOP)

302.

Executive/Director/Outside Director Stock Option

Plans

303.

401k Employee Benefit Plans

304.

Golden Parachutes

305.

Director Fees

306.

Pension Fund Credits

Capital Structure

401.

Authorization of Additional Common Stock

402.

Authorization of Additional Preferred Stock

403.

Issuance of Additional Debt

404.

Reduction of Shares

405.

Share Repurchase Programs

406.

Preemptive Rights

407.

Adjustments to Par Value of Common Stock

408.

Debt Restructurings

Proxy Voting Guidelines

Table of Contents (Continued)

Proposal

No.

Description

       Pg. No.

Corporate Transactions

501.

Mergers and Acquisitions

502.

Asset Sales

503.

Changing Corporate Name

504.

Corporate Restructurings

505.

Liquidations

506.

Spin-Offs

Anti-Takeover Defenses and Related Proposals

601.

Greenmail

602.

Poison Pills

603.

Supermajority Shareholder Vote Requirements

604.

Classified Boards

605.

Fair Price Provisions

606.

Unequal Voting Rights

607.

Reincorporation/Exemption from Takeover Laws

Other

901.

Annual Meetings

902.

Confidential Voting, Independent Tabulations and Inspections

1.

Disgorgement Provisions

904.

Mutual Fund Issues

905.

Share-Blocking

906.

Shares Out on Loan

Proxy Voting Guidelines

Table of Contents (Continued)

Proposal

No.

Description

       Pg. No.

Auditor Related

12

SP-101.

Ratification of Auditors

SP-102.

Independence of Auditors

SP-103.

Audit Firm Rotation

Board of Directors

SP-201.

Minimum Director Stock Ownership

SP-202.

Board Independence

SP-203.

Age Limits

SP-204.

Cumulative Voting

SP-205.

Director Duties and Stakeholder Laws

SP.206.

Director Attendance at Annual Meetings

SP-207.

Key Committee Composition

SP-208.

Limit Director Tenure

Compensation Related

13

SP-301.

Holding Periods

SP-302.

Future Stock Option Awards

SP-303.

Accounting Treatment of Stock Option Awards

SP-304.

Golden Parachutes

SP-305.

Limits on Executive and Director Compensation

SP-306

Requests for Additional Disclosure of Executive Compensation

SP-307.

Reports on Executive Retirement Benefits

Capital Structure

SP-401.

Preemptive Rights

SP-402.

Authorization of Blank Check Preferred Stock

Corporate Transactions

14

SP-501.

Rights of Appraisal

Anti-Takeover Defenses and Related Proposals

14

Greenmail

SP-602.

Poison Pills

SP-603.

Supermajority Shareholder Vote Requirements

SP-604.

Classified Boards

SP-605.

Fair Price Provisions

SP-606.

Equal Access

SP-607.

Reincorporation/Exemption from Takeover Laws

Proxy Voting Guidelines

Table of Contents (Continued)

Proposal

No.

Description

       Pg. No.

Proxy Contest Defenses

SP-701.

Shareholders’ Right to Call Special Meetings

SP-702.

Shareholder Action by Written Consent

SP-703.

Shareholders’ Ability to Remove or Elect Directors

Social and Environmental Issues

15

SP-801.

Environmental Issues / CERES Principles

SP-802.

Northern Ireland (MacBride Principles)

SP-803.

South Africa (Statement of Principles)

SP-804.

Other Political/Social/Special Interest Issues

Other

SP-901.

Annual Meetings

SP-902.

Confidential Voting, Independent Tabulations and Inspections

SP-903.

Abstention Votes

SP-904.

Existing Dual Class Companies

SP-905.

Special Reports/Additional Disclosure

SP-906.

Lack of Information

SP-907.

Shareholder Advisory Committee

GUIDELINES FOR VOTING ON MANAGEMENT PROPOSALS

OpCap will generally vote on management proposals as follows:

AUDITOR RELATED

101.

Ratification of Auditors:  OpCap will generally vote for management proposals to ratify the selection of auditors unless:

•

The audit firm is not independent in fact or appearance;

•

The audit firm has rendered an opinion that is publicly known to not be an indication of the company’s true financial position; or

•

There are significant doubts that have been publicly raised regarding the audit firm’s integrity or objectivity.

102.

Auditor Indemnification: OpCap will generally vote against management proposals to

1.

indemnify the auditors.

BOARD OF DIRECTORS

201.

Election of Board of Directors: OpCap will generally vote with management for the routine election of directors unless:

a.

There are clear concerns due to the company having displayed a record of poor performance;

b.

The board fails to meet minimum corporate governance standards (e.g., performance-based executive compensation, board independence, takeover activity); or

c.

Criminal activity by the board or a particular board nominee.

202.

Board Independence: OpCap will generally vote for management proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

203.

Changes in Board Size: OpCap will generally vote for management proposals that seek to fix board size and will generally vote against management proposals that give management the ability to change the size of the board without shareholder approval.

BOARD OF DIRECTORS (CONTINUED)

204.

Cumulative Voting: OpCap will generally vote on a case-by-case basis for management proposals regarding cumulative voting.

205.

Director Duties and Stakeholder Laws: OpCap will generally vote against management proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company’s commitment to shareholders.

206.

Director Indemnification and Liability Protection: OpCap will generally vote in favor of management proposals to limit Directors’ liability and to broaden their indemnification.

OpCap will generally vote against management proposals that would broaden the Directors’ indemnification that would cover acts of absolute negligence or proposals that would cover expenses for monetary damages of directors and officers that violate the duty of care standard.

207.

Key Committee Composition: OpCap will generally vote for management proposals that require all members of the compensation and nominating committees to be comprised of independent or unaffiliated directors.

COMPENSATION RELATED

301.

Employee Stock Ownership Plans (ESOP): OpCap will generally vote for management proposals to establish ESOPs or increase authorized shares for existing ESOP’s provided that the following criteria are met:

a.

The purchase price is at least 85% of fair market value;

b.

The offering period is 27 months or less;

c.

Voting power dilution is no more than 10%.

302.

Executive/Director/Outside Director Stock Option Plans:  OpCap will evaluate management stock option plan proposals on a case-by-case basis.  When reviewing such compensation plans, OpCap will generally consider the following criteria:

d.

That the dilution of existing shares is no more than 5%;

e.

That the stock option plan is incentive-based;

f.

That the stock option plan does not allow for discounted stock options;

g.

For mature companies, that the stock option plan does not constitute more than 5% of the outstanding shares at the time of approval;

h.

For growth companies, that the stock option plan does not constitute more than 10% of the outstanding shares at the time of approval.

301.

401k Employee Benefit Plans: OpCap will generally vote for management proposals to implement a 401(k) savings plan for its employees.

COMPENSATION RELATED (CONTINUED)

304.

Golden Parachutes: OpCap will generally vote for management proposals that require shareholder approval of golden parachutes and will vote for management proposals to limit golden parachutes.

305.

Director Fees:  OpCap will generally vote for management proposals to award directors fees unless the amounts are excessive relative to similar industries and country.

306.

Pension Fund Credits:  OpCap will generally vote against management proposals that include pension fund credits in earnings when determining executive compensation.

CAPITAL STRUCTURE

401.

Authorization of Additional Common Stock: OpCap will generally vote for management proposals to increase the authorization of common stock if a clear and legitimate business purpose is stated and the increase in authorization does not exceed 100% of shares currently authorized.  OpCap will generally vote against management proposals to increase the authorized common stock if it will carry preemptive rights or supervoting rights.

OpCap will generally vote for management proposals to increase common share authorization for a stock split as long as authorized shares following the split do not exceed 100% of existing authorized shares.

402.

Authorization of Additional Preferred Stock: OpCap will generally vote for management proposals to create a new class of preferred stock or for proposals to allow for the issuance of additional shares of preferred stock unless:

a.

The proposal is for the issuance of blank check preferred stock;

b.

The issuance of preferred stock is greater than 50% of current issued capital;

c.

The newly created preferred stock would have unspecified rights,  i.e. voting, conversion, dividend distribution rights;

d.

The additional preferred shares will be used as part of a takeover defense.

403.

Issuance of Additional Debt: OpCap will generally vote for management proposals to issue additional debt provided that the company’s debt-to-equity ratio is between zero and one hundred percent.

OpCap will evaluate proposals on a case-by-case basis where the debt-to-equity ratio is greater than one hundred percent and will use comparisons to similar industry standards.

CAPITAL STRUCTURE (CONTINUED)

404.

Reduction of Shares: OpCap will generally vote for management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stocks, provided that such proposals offer a clear and legitimate business purpose.

OpCap will generally vote for management proposals to implement a reverse stock split provided that management proportionately reduces the authorized shares that are in the corporate charter.

405.

Share Repurchase Programs: OpCap will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

406.

Preemptive Rights:  OpCap will generally vote for management proposals to eliminate preemptive rights.

407.

Adjustments to Par Value of Common Stock: OpCap will generally vote for management proposals to reduce the par value of common stock.

408.

Debt Restructurings: OpCap will evaluate debt restructuring management proposals (involving additional common and/or preferred share issuances) on a case-by-case basis.  OpCap will generally consider the following criteria:

e.

Reasonableness of the dilution;

f.

The impact that the restructuring and determining if it will be beneficial to existing shareholders;

g.

The threat of bankruptcy.

CORPORATE TRANSACTIONS

501.Mergers and Acquisitions: OpCap will evaluate merger and acquisition management proposals on a case-by-case basis.  OpCap will generally consider the following factors:

a.

Anticipated financial and operating benefits;

b.

Offer price (cost vs. premium);

c.

Prospects of the combined companies;

d.

How the deal was negotiated:

e.

Changes in corporate governance and their impact on shareholder rights;

f.

Corporate restructuring;

g.

Spin-offs;

h.

Asset sales;

i.

Liquidations;

j.

Rights of appraisal.

CORPORATE TRANSACTIONS (CONTINUED)

502.

Asset Sales: OpCap will evaluate asset sale management proposals on a case-by-case basis by generally assessing the impact on the balance sheet / working capital and value received for the asset.

503.

Changing Corporate Name: OpCap will generally vote for management proposals regarding corporate name changes.

504.

Corporate Restructurings: OpCap will evaluate corporate restructuring management proposals on a case-by-case basis which would include minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

505.

Liquidations: OpCap will evaluate liquidation proposals by management on a case-by-case basis and will review management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

506.

Spin-Offs: OpCap will evaluate spin-off proposals on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS

601.

Greenmail:  OpCap will generally vote for management proposals to prohibit payment of greenmail, defined as the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder’s agreement not to acquire the target company. OpCap will generally vote against management proposals to adopt anti-takeover greenmail provisions.

602.

Poison Pills: A poison pill is a strategic move by a takeover-target to make its stock less attractive.  A target company with a “pill” (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs.

OpCap will evaluate poison pill management proposals on a case-by-case basis by considering the following factors:

k.

Best interest of the existing shareholders;

l.

The current salaries of the target companies’ officers;

m.

Repurchase price for the shares by the target company;

n.

Amount of cash invested in target company;

o.

Percentage of ownership by target company management;

p.

Perks for target company senior management;

q.

Attitude toward tax deferral benefiting target company management;

a.

Target company’s employee expenses.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS (CONTINUED)

OpCap will generally vote for management proposals to require shareholder ratification of poison pills or that request the board of directors to redeem poison pills.

603.

Supermajority Shareholder Vote Requirements: OpCap will generally vote for management proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions or other business combinations and will generally vote against management proposals to require a supermajority vote on such matters.

604.

Classified Boards: OpCap will generally vote for management proposals to eliminate a classified board of directors and will generally vote against management proposals to classify the board.

605.

Fair Price Provisions: OpCap will generally vote for management proposals to adopt or amend fair price provisions provided that the proposal does not include a shareholder vote requirement that exceeds the majority of disinterested shares.

606.

Unequal Voting Rights: OpCap will generally vote against management proposals for dual class exchange offers and dual class recapitalizations.

607.

Reincorporation/Exemption from Takeover Laws: On a case-by-case basis, OpCap will evaluate management proposals to opt out of state/country takeover laws and management proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.

OTHER

901.

Annual Meetings: OpCap will generally vote for management proposals that relate to the conduct of the annual meeting except those proposals which relate to the “transaction of such other business which may come before the meeting”.

902.

Confidential Voting, Independent Tabulations and Inspections: OpCap will generally vote for management proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. OpCap will generally vote against management proposals to repeal such provisions.

903.

Disgorgement Provisions: Disgorgement provisions stipulate that an acquirer pay back profits from the sale of stock purchased two years prior to achieving control status.  OpCap will evaluate proposals to opt out of such provisions on a case-by-case basis.

OTHER (CONTINUED)

904.

Mutual Fund Issues: OpCap will evaluate the following mutual fund issues on a case-by-case basis:

a.

Approve the merger of the funds;

b.

Approve investment advisory agreement;

c.

Change in fundamental investment policy;

d.

Approve/amend sub-advisory agreement;

e.

Approve conversion from closed-end to open-end fund.

905. Share-Blocking: OpCap will generally not vote proxies in countries where there is “share-blocking.”

906. Shares Out on Loan: Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

GUIDELINES FOR VOTING ON SHAREHOLDER PROPOSALS

OpCap will generally vote on shareholder proposals as follows:

AUDITOR RELATED

SP-101.

Ratification of Auditors: OpCap will generally vote for shareholder proposals to require shareholder ratification of auditors.

SP-102.

Independence of Auditors: OpCap will generally vote against shareholder proposals with respect to prohibiting auditors from engaging in non-audit services.

SP-103.

Audit Firm Rotation: OpCap will generally vote against shareholder proposals asking for audit firm rotation.

BOARD OF DIRECTORS

SP-201.

Minimum Director Stock Ownership: OpCap will generally vote against shareholder proposals requiring directors to own a certain number of shares in order to qualify as a director or to remain on the board.

SP-202.

Board Independence: OpCap will generally vote for shareholder proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

SP-203.

Age Limits: OpCap will generally vote against shareholder proposals to impose a mandatory retirement age for directors.

SP-204.

Cumulative Voting: OpCap will evaluate shareholder proposals regarding cumulative voting on a case-by-case basis.

SP-205.

Director Duties and Stakeholder Laws: OpCap will generally vote against shareholder proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company’s commitment to shareholders.

SP-206.

Director Attendance at Annual Meetings: OpCap will generally vote against shareholder proposals for mandatory director attendance at the annual shareholder meeting.

SP-207.

Key Committee Composition: OpCap will generally vote for shareholder proposals that require all members of the compensation and nominating committees be comprised of independent or unaffiliated directors.

BOARD OF DIRECTORS (CONTINUED)

SP-208.

Limit Director Tenure: OpCap will generally vote against shareholder proposals to limit the tenure of outside directors.

COMPENSATION RELATED

SP-301.

Holding Periods: OpCap will generally vote against shareholder proposals that require companies to adopt full tenure stock holding periods for executives.

SP-302.

Future Stock Option Awards:  OpCap will generally vote against shareholder proposals to ban future stock option grants to executives.

SP.303.

Accounting Treatment of Stock Option Awards: OpCap will generally vote for shareholder proposals requesting that stock options be expensed.

SP-304.

Golden Parachutes: OpCap will generally vote for shareholder proposals to require shareholder approval of golden parachutes and will vote against shareholder proposals that would set limits on golden parachutes.

SP-305.

Limits on Executive and Director Compensation: OpCap will generally vote against shareholder proposals to limit executive and director compensation.

SP-306.

Requests for Additional Disclosure of Executive Compensation:  OpCap will generally vote against shareholder proposals that require additional disclosure for executive and director compensation above and beyond the disclosure required by the Securities and Exchange Commission (“SEC”) regulations.

SP-307.

Reports on Executive Retirement Benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits): OpCap will generally vote for shareholder proposals that require companies to report on their executive retirement benefits provided that any cost with such reporting is within reason.

CAPITAL STRUCTURE

SP-401.

Preemptive Rights: OpCap will generally vote against shareholder proposals that seek preemptive rights.

SP-402.

Authorization of Blank Check Preferred Stock: OpCap will generally vote for shareholder proposals that require shareholder approval prior to the issuance of blank check preferred stock.

CORPORATE TRANSACTIONS

SP-501.

Rights of Appraisal: OpCap will generally vote against shareholder proposals to provide rights of appraisal to dissenting shareholders.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS

SP-601.

Greenmail: OpCap will generally vote for shareholder proposals to prohibit payment of greenmail.

Poison Pills:  OpCap will generally vote for shareholder proposals to require shareholder ratification of poison pills.  OpCap will generally vote on a case-by-case basis on shareholder proposals that request the board of directors to redeem poison pill provisions.

SP-603.

Supermajority Shareholder Vote Requirements: OpCap will generally vote for shareholder proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions, and other business combinations.

SP-604.

Classified Boards:  OpCap will generally vote for shareholder proposals to repeal classified boards and elect all directors annually and will vote against shareholder proposals to classify the board.

SP-605.

Fair Price Provisions: OpCap will generally vote for shareholder proposals to adopt or lower the shareholder vote requirements with respect to existing fair price provisions.

SP-606.

Equal Access: OpCap will generally vote for shareholder proposals to allow shareholders equal access to management's proxy material so they can evaluate and propose voting recommendations on proxy proposals and director nominees.

SP-607.

Reincorporation/Exemption from Takeover Laws:  On a case-by-case basis, OpCap will evaluate shareholder proposals to opt out of state/country takeover laws and shareholder proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.

PROXY CONTEST DEFENSES

SP-701.

Shareholders’ Right to Call Special Meetings: OpCap will generally vote against shareholder proposals to grant shareholders' the ability to call special meetings.

SP-702.

Shareholder Action by Written Consent: OpCap will generally vote against shareholder proposals to permit shareholders to take action by written consent.

PROXY CONTEST DEFENSES (CONTINUED)

SP-703.

Shareholders’ Ability to Remove or Elect Directors: OpCap will generally vote against shareholder proposals to restore shareholder ability to remove directors with or without cause. OpCap will generally vote against shareholder proposals that permit shareholders to elect directors to fill board vacancies.

SOCIAL AND ENVIRONMENTAL ISSUES

SP-801.

Environmental Issues / CERES Principles: OpCap will generally vote against shareholder proposals that request issuers to file the CERES principles.

SP-802.

Northern Ireland (MacBride Principles): OpCap will generally vote against shareholder proposals that are aimed at anti-Catholic discrimination within Northern Ireland as outlined in the MacBride Principles.

SP-803.

South Africa (Statement of Principles): OpCap will generally vote against shareholder proposals that pertain to promoting the welfare of black employees within companies that operate in South Africa.

SP-804.

Other Political/Social/Special Interest Issues: OpCap will generally vote against shareholder proposals on restrictions that relate to social, political, or special interest issues (examples: nuclear power, Mexico, animal testing, tobacco industry, or equal employment opportunities) that may effect the operations and competitiveness of the issuer or which may have a significant financial impact to the shareholders.

OTHER

SP-901.

Annual Meetings: OpCap will generally vote against shareholder proposals to change the time or place of annual meetings.

SP-902.

Confidential Voting, Independent Tabulations and Inspections: OpCap will generally vote for shareholder proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors.  OpCap will vote against shareholder proposals to repeal such provisions.

SP-903.

Abstention Votes: OpCap will generally vote for shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting unless required by state law.

OTHER (CONTINUED)

SP-904.

Existing Dual Class Companies: OpCap will generally vote against shareholder proposals asking for a report to shareholders on the financial impact of its dual class voting structure and will vote for shareholder proposals to submit a dual class voting structure to a shareholder vote.

SP-905.

Special Reports/Additional Disclosure: OpCap will generally vote against shareholder proposals that require disclosure reports on the impact of certain issues to the overall business if the issuer and the shareholders.

SP-906.

Lack of Information: OpCap generally will vote against proposals if there is a lack of information to make an informed voting decision.

SP-907.

Shareholder Advisory Committee: OpCap will generally vote against shareholder proposals to establish shareholder advisory committees.

Proxy Voting Policies & Procedures - Pictet

Issue subject to vote	Pictet’s voting policy
Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•

there are concerns about the accounts presented or audit procedures used; or

•

the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•

there are serious concerns about the accounts presented or the audit procedures used;

•

the auditors are being changed without explanation; or

•

non audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

•

there are serious concerns about the statutory reports presented or the audit procedures used;

•

questions exist concerning any of the statutory auditors being appointed; or

•

the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•

the dividend payout ratio has been consistently below 30 percent without adequate explanation; or the payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative and Dividend Reinvestment Plans	Vote FOR most stock (scrip) dividend proposals. Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association	Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company year end	Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership	Vote FOR resolutions to lower the stock ownership disclosure threshold in the interests of providing more disclosure by significant shareholders.
Transact Other Business	Vote AGAINST other business when it appears as a voting item.
Director and Supervisory Board Member Elections

Vote FOR management nominees in the election of directors, unless:

•

there are clear concerns about the past performance of the company or the board;

•

the board fails to meet minimum corporate governance standards;

•

the board takes actions that are not in shareholders’ best interests (excessive executive compensation, adopting anti takeover devices, failure to respond to shareholder concerns/wishes, or demonstrating a “lack of duty or care”); or

•

the board has been insensitive to labour interests, human rights, supplier codes of conduct, or has engaged in other corporate activities that affect the reputation of the company in the global market.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

Director Fees

Vote FOR proposals to award director fees unless the amounts are excessive relative to other companies in the country or industry.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Discharge of Board and Management	Vote CASE-BY-CASE on the discharge of the board and management:
Director and Officer Liability and Indemnification, and Auditor Indemnification

Vote CASE-BY-CASE on proposals that provide director liability for actions on behalf of the company.

ABSTAIN on proposals that provide for director liability where national law dictates that a shareholder who casts a FOR vote forfeits legal rights, such as the right to sue a company.

Vote FOR proposals to allow indemnification of directors and officers when actions were taken on behalf of the company and no criminal violations occurred.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

Vote FOR general issuance requests with pre-emptive rights up to 50 percent of issued capital;

Vote FOR general issuance requests without pre-emptive rights up to ten percent of issue capital; and

Vote FOR specific issuance requests with or without pre-emptive rights up to any amount depending on the purpose for the issuance.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 50 percent over the current authorization.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

the specific purpose of the increase (such as a share-based acquisition or merger) does not meet Pictet guidelines for the purpose being proposed.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital	Vote FOR proposals to reduce capital unless the terms are unfavourable to shareholders.
Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote AGAINST the creation of blank check preferred stock.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote debt issuance requests on a CASE-BY-CASE basis, with or without pre-emptive rights.

Vote AGAINST an issuance of convertible bonds with pre-emptive rights if the conversion increases the company’s share capital by more than 100 percent over the current outstanding capital.

Vote AGAINST an issuance of convertible bonds without pre-emptive rights if the conversion increases the company’s share capital by more than 20 percent over the current outstanding capital.

Pledging of Assets for Debt	Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers	Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans	Vote FOR share repurchase plans, unless: • clear evidence of past abuse of the authority is available; or • the plan contains no safeguards against selective buybacks.
Reissuance of Shares Repurchased	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings	Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions

Vote FOR mergers and acquisitions, unless:

•

the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

•

the company’s structure following the acquisition or merger does not reflect good corporate governance; or

•

there is a high degree of job loss with no reasonable explanation; or

•

there is a significant reduction in basic labour standards.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Reincorporation Proposals	Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities	Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related Party Transactions	Vote related party transactions on a CASE-BY-CASE basis. ABSTAIN from voting when details of a particular arrangement are not available.
Compensation Plans	Vote compensation plans on a CASE-BY-CASE basis.
Antitakeover Mechanisms	Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal
Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Conflicts of interest

Pictet shall comply with the following procedures:  Pictet shall review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of the applicable Client on the one hand and Pictet and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a “potential conflict”).  Pictet shall perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy.  If Pictet determines that a potential conflict may exist, it shall resolve any such conflict in a manner that is in the collective best interests of the applicable Client and Pictet’s other clients (excluding any client that may have a potential conflict).  Without limiting the generality of the foregoing, Pictet may resolve a potential conflict in any of the following manners:

(i)

If the proposal that gives rise to a potential conflict is specifically addressed in Pictet’s Proxy Voting Policies and Procedures, Pictet may vote the proxy in accordance with the pre-determined policies and guidelines set forth in such Proxy Voting Policies and Procedures; provided that such pre-determined policies and guidelines involve little discretion on the part of Pictet;

(ii)

Pictet may disclose the potential conflict to the Client and obtain the Client’s consent before directing Pictet to vote in the manner approved by the Client;

(iii)

Pictet may engage an independent third-party to determine how the proxy should be voted; or

(iv)

Pictet may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

Pictet shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of Pictet’s senior account representatives actually knew or reasonably should have known of the potential conflict.